                                           December 31, 1999   Semiannual Report

                                                                   [NUVEEN LOGO]
                                                                    Mutual Funds

Extraordinary Talent.  Masterful Performance.

                      Nuveen Growth and Income Stock Fund

For investors seeking
long-term growth potential
and attractive value.




      Featuring Portfolio Management By Institutional Capital Corporation

     Contents

  1  Dear Shareholder
  3  From the Portfolio Manager's Perspective
  6  Fund Spotlight
  7  Portfolio of Investments
  9  Statement of Net Assets
 10  Statement of Operations
 11  Statement of Changes in Net Assets
 12  Notes to Financial Statements
 16  Financial Highlights
 17  Fund Information

DEAR

Shareholder

[Photo of Timothy R. Schwertfeger appears here]
Timothy R. Schwertfeger
Chairman of the Board

How did you gain your financial wisdom? While some of us study finance, the financial markets, economics or related disciplines in formal programs, most of us end up accumulating practical knowledge through the years, from friends, family, colleagues and media.

At Nuveen, we believe a formal financial education should start early in life. A study sponsored by the National Council on Economic Education shows that a whopping 66% of high school students tested on basic money skills scored an "F." Only 3% received an "A."


Because we believe strongly in education and are committed to children's financial literacy, we have launched a community service program, Kid$ense, in our hometown of Chicago.
     The Kid$ense curriculum, which is available for grades kindergarten through sixth, includes textbooks, teaching materials and teacher training. The lessons introduce children to the concept of money and how it works in society; buying, selling and trading; working, earning, saving and investing.
     Nuveen's commitment to children's financial literacy goes beyond the 250 Chicago public schools who have benefited from the Kid$ense curriculum. We also have a commitment to family wealth management, which is a positive philosophy that addresses the role of wealth in our lives and our world.
     At Nuveen, we are dedicated to helping you and your financial adviser develop a family wealth management strategy unique to you and your goals and values. In your next shareholder report, look for more information about Nuveen's dedication to Family Wealth Management, or ask your financial adviser about this new approach to investing.

The Economic Environment. I want to briefly report on the economic environment in which your Nuveen investment performed. Read on, as we've conducted an in-depth interview with a representative from your fund's portfolio management team, describing how the team of investment and research professionals directed the portfolio during the semiannual fiscal period ended December 31, 1999.
     The equity markets ended 1999 with a record-breaking performance as the Dow Jones Industrial Average reached 11,497. The Standard and Poor's (S&P) 500 Stock Index rose more than 21%, following gains that averaged 30% annually the preceding four years. Strong performance of technology stocks drove the equity market in 1999, and returns were highly concentrated; about one-half of the stocks in the S&P 500 declined last year.
     The economy has now experienced the longest business-cycle expansion in U.S. history. However, concerns about the continued pace of the economy's expansion have begun to test the "new paradigm," which holds that improvements in productivity enable us to have both economic growth and low inflation at the same time. With investors and the various markets watching -- and reacting to -- every announcement concerning economic statistics, volatility has increased, especially in the equity markets.



                                "We also have a
                                 commitment to
                                 family wealth
                                  management,
                                  which is a
                             positive philosophy
                                that addresses
                              the role of wealth
                                 in our lives
                                and our world."


                                                       SEMIANNUAL REPORT  page 1

                                "Your financial
                               adviser can serve
                                 as a valuable
                             resource in helping
                               you determine if
                                adjustments are
                                needed in your
                                 current asset
                               allocation plan."

     The portfolio management team for your Nuveen fund plans to continue to focus on finding value in the markets, partly through their Global Revival theme. They expect companies in this theme will see strong earnings growth as economic activity improves around the world. The portfolios also continue to emphasize company-specific situations, particularly where a significant restructuring action is expected to unlock value.

Keeping the Balance. The increased volatility in the markets highlights the importance of maintaining balance in your investment portfolio. With a properly balanced portfolio of equities, bonds and cash, your assets may be better positioned to weather the markets' ups and downs. A balanced portfolio can also help you increase your opportunities for capital growth while reducing risk. Your financial adviser can serve as a valuable resource in helping you determine if adjustments are needed in your current asset allocation plan.
     For more information on any Nuveen investment, including a prospectus, contact your financial adviser. Or call Nuveen at (800) 621-7227 or visit our Internet site at www.nuveen.com. Please read the prospectus carefully before you invest or send money.
     Since 1898, Nuveen has been synonymous with investments that stand the test of time. We are committed to maintaining that reputation and finding the best ways to serve your evolving investment needs. Thank you for your continued confidence.

Sincerely,


/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board
February 15, 2000


SEMIANNUAL REPORT  page 2

NUVEEN GROWTH AND INCOME STOCK FUND

From the Portfolio Manager's Perspective

Nuveen Growth and Income Stock Fund features portfolio management from Institutional Capital Corporation (ICAP), which specializes in large capitalization equities. To help you understand the fund's performance during the six-month period ending December 31, 1999, we spoke with Rob Lyon, president and chief investment officer of ICAP, the subadviser of the fund.


Q In the six-month period ending December 31, 1999, the Federal Reserve Board (the Fed) raised interest rates twice in response to the threat of inflation and continued economic strength. Meanwhile, the S&P 500 Index finished the year up 21%, the fifth consecutive annual increase of more than 20%. How did this environment affect the Nuveen Growth and Income Stock Fund?

ROB The Fed raised interest rates over the period by a total of 50 basis points, causing temporary slumps in stock prices, which quickly turned around to finish the year on a high note. Although value-oriented stocks had shown some recovery at the end of the last reporting period, rising interest rates halted the resurgence, and value stocks underperformed growth stocks for the calendar year.
     The Nuveen Growth and Income Stock Fund, which focuses on value stocks, returned -1.83% for the six-month period ended December 31, 1999.*


Q As the economy has grown in the past several years and investors have sought out companies with consistent earnings, growth stocks, which tend to have higher earnings growth rates than value stocks, have been among the market's best performers. What causes value stocks to fall in and out of favor? What happened in 1999?

ROB Historically speaking, value-oriented stocks have tended to outperform during periods of strong and/or accelerating global activity. It didn't happen this way in 1999, largely because of differentials in sector performance. Value managers were challenged by the combination of extremely strong returns in technology -- a growth-oriented sector -- and very weak (in fact, negative) performance in financials -- a value-oriented sector. In fact, the technology sector alone accounted for about 70% of the entire return of the S&P 500 index.
     Technology stocks were selling at an average 79 times earnings as of December 31, 1999, compared to non-technology stocks at an average of 29 times earnings. Based on the current components of the index, it's obvious that if the technology sector has a period of extended losses, the entire S&P 500 will suffer. We think value investing will regain momentum if that happens.



Nuveen is dedicated to providing investors access to a team of highly experienced investment managers, each overseeing portfolios within their specific areas of expertise. Nuveen has chosen them for their rigorously disciplined investment approaches and their consistent long-term performance.

Drawing on decades of experience and specialized knowledge, these skilled asset managers have earned reputations for excellence in their fields of expertise, whether it be blue-chip growth stocks, large-cap value stocks, bonds or international securities.

Nuveen's subadviser for value investing, Institutional Capital Corporation
(ICAP), is a highly successful institutional money manager with nearly 30 years of experience. They specialize in finding undervalued midsize and large company stocks that are poised for significant growth.

This disciplined, research-oriented approach is the key investment strategy for Nuveen Growth and Income Stock Fund.



Performance figures are quoted for Class A shares at net asset value. Comments cover the six-month period ended December 31, 1999. The views expressed reflect those of the portfolio management team and are subject to change at any time, based on market and other conditions.


* For the one-year time period ending December 31, 1999, the Nuveen Growth and Income Stock Fund had a total return of 14.64%. Since the fund's inception August 7, 1996, the fund had an average annual total return of 19.43%. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.


                                                       SEMIANNUAL REPORT  page 3

                               "Our investment
                               process involves
                              seeking out stocks
                                of established,
                                  well-known
                                companies that
                               we believe offer
                              unrecognized value
                               with a `catalyst'
                               that may trigger
                                 a rise in the
                               stocks' prices."

Q How do you manage a value-oriented fund in a market that favors growth stocks?

ROB Our investment process involves seeking out stocks of established, well-known companies that we believe offer unrecognized value with a "catalyst" that may trigger a rise in the stocks' prices. We follow two primary investment themes to help us look for such companies that stand to benefit from the current economic environment.
     The first theme is corporate restructurings, which focuses on companies with past challenges that now have specific restructuring programs well underway. One prime example of this theme is one of the fund's largest holdings, Philips Electronics N.V., whose cost-cutting initiatives continued to create a more focused corporate strategy throughout the period. Philips gained over 100% in 1999 and performed especially well in the fourth quarter.
     We instituted our global revival theme in the spring of 1999, which focused on the stocks of companies that we believed would experience better earnings growth as a result of an improving world economy. We believe that if earnings growth does continue to improve, that will in turn be reflected in better stock price performance. Some holdings we are watching are in the basic industries (Alcan, Union Carbide) and energy (Conoco, Texaco, Exxon Mobil) sectors.


Q Since, as value investors, you look for companies that may be out of favor but have strong turnaround prospects, how do you know if it is time to sell a holding?

ROB We have a rigorous sell discipline in place, so that, while we buy companies when they are out of favor, we monitor them continuously to see if they meet our expectations for a turnaround. If there are adverse fundamental changes or potential long-term hindrances to what we see as a company's growth potential, we sell.
     One example is Xerox. During the fourth quarter of 1999 we sold our holdings in Xerox, which made up a fairly substantial portion of the portfolio, because of an unexpected earnings shortfall and anticipated future underperformance. The earnings shortfall was due to many factors, including a business mix shift to the lower-margin business of document outsourcing, a realignment of the sales force, and an increase in bad debts. We expected that all of these issues would continue to an equal or greater degree into 2000, so we decided to put that part of the fund's assets to better use.


NUVEEN GROWTH AND INCOME STOCK FUND

------------------------------------------------
Top Ten Stock Holdings
------------------------------------------------

Philips Electronics N.V.                    4.7%
------------------------------------------------
U.S. West, Inc.                             3.8%
------------------------------------------------
Ford Motor Company                          3.4%
------------------------------------------------
Motorola, Inc.                              3.3%
------------------------------------------------
Aventis SA Sponsored ADR                    3.0%
------------------------------------------------
Citigroup Inc.                              3.0%
------------------------------------------------
Exxon Mobil Corporation                     3.0%
------------------------------------------------
News Corporation Limited Sponsored ADR      2.9%
------------------------------------------------
Bell Atlantic Corporation                   2.9%
------------------------------------------------
Baxter International Inc.                   2.9%
------------------------------------------------
  As a percentage of total stock holdings as of December 31, 1999. Holdings are subject to change.


SEMIANNUAL REPORT  page 4

Q  What is your outlook for the equity markets and for value stocks in 2000?

ROB In light of the building momentum in the global economy, we have taken steps to increase exposure to more cyclical sectors such as basic materials and energy. Producers in these industries should enjoy some degree of pricing flexibility going forward, in our opinion.
     As far as value stocks go, it is easy to forget in this high-flying market that value has outperformed growth over the long haul. In fact, in the 25 year period ending December 31, 1999, the total return for value stocks as measured by the S&P 500/Barra Value Index was 17.31% verses the total return of 16.76% for growth stocks, as measured by the S&P 500/Barra Growth Index.
     We believe that seeking what are, in our opinion, attractively-priced stocks of companies that can benefit from the infrastructure of a new economy will position the fund strongly for the near future. We believe there is a solid investment case for "old economy" companies that have strong business franchises and that are repositioning for the future.



NUVEEN GROWTH AND INCOME STOCK FUND

-----------------------------------
Top Five Sectors
-----------------------------------

Consumer Cyclicals            21.4%
-----------------------------------
Financials                    14.6%
-----------------------------------
Technology                    11.7%
-----------------------------------
Health Care                   11.3%
-----------------------------------
Communications                10.4%
-----------------------------------

As a percentage of total stock holdings as of December 31, 1999.
Holdings are subject to change.


                            "We believe there is a
                            solid investment case
                              for "old economy"
                                companies that
                             have strong business
                             franchises and that
                               are repositioning
                               for the future."


                                                       SEMIANNUAL REPORT  page 5

NUVEEN GROWTH AND INCOME STOCK FUND
Fund Spotlight as of December 31, 1999




Terms To Know

The following are a few terms used throughout this report.

Beta Beta is a measure of a fund's volatility compared to the market's. A fund with a beta of 1.20 is approximately 20% more volatile than the market, while a fund with a beta of 0.80 is approximately 20% less volatile than the market.

Market capitalization Also referred to as market cap, market capitalization is a measure of a corporation's value, calculated by multiplying the number of outstanding shares of common stock by the current market price per share. Market capitalization is usually grouped into these main categories:

Large cap:  more than $5 billion in
            market capitalization
Mid cap:    between $1 billion
            and $5 billion
Small cap:  $1 billion or less

Price/Earnings Ratio (P/E) The P/E ratio of a stock is calculated by dividing the current price of the stock by its trailing 12 months' earnings per share. A high P/E generally indicates that the market will pay more to obtain the company's stock because investors have confidence in the company's ability to increase its earnings over time. Conversely, a low P/E indicates that investors are less confident that the company's earnings will increase, and therefore are not willing to pay as much for its stock. The weighted average of the price/earnings ratios of the stocks in a mutual fund's portfolio can act as a gauge of the fund's investment strategy in the current market climate by indicating a value orientation (low P/E ratios) or a growth orientation (high P/E ratios).

Total Return Total return is a measure of a fund's performance that takes into account income dividends, capital gains distribution and change in net asset value.



Quick Facts
                           A Shares    B Shares    C Shares    R Shares
NAV                          $25.25      $25.16      $25.12      $25.28
-----------------------------------------------------------------------
Fund Symbol                   NNGAX       NNGBX       NNGCX       NNGRX
-----------------------------------------------------------------------
CUSIP                     67064Y503   67064Y602   67064Y701   67064Y800
-----------------------------------------------------------------------
Inception Date                 8/96        8/96        8/96        8/96
-----------------------------------------------------------------------


  Portfolio Allocation
[PIE CHART APPEARS HERE]

Equity..............  95%
Cash Equivalents....   5%



Total Returns (Annualized)+

                     A Shares             B Shares        C Shares     R Shares
                  NAV       Offer      NAV      w/CDSC       NAV          NAV
1-Year           14.64%     8.07%     13.86%     9.86%      13.88%      14.89%
-------------------------------------------------------------------------------
3-Year           17.11%    14.82%     16.25%    15.50%      16.20%      17.43%
-------------------------------------------------------------------------------
Since
Inception        19.43%    17.37%     18.57%    17.98%      18.52%      19.75%
-------------------------------------------------------------------------------
SEC 30-Day
Yield             0.51%     0.48%      0.00%      N/A        0.00%       0.76%
-------------------------------------------------------------------------------

+ Returns reflect differences in sales charges and expenses among the share classes. Class A shares have a 5.75% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following six years. Class B shares convert to Class A shares after eight years. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the total return figures.


Portfolio Statistics


Total Net Assets                 $918.8 million
-----------------------------------------------
Beta                                       0.86
-----------------------------------------------
Average Market
Capitalization (Stocks)             $54 billion
-----------------------------------------------
Average P/E                                20.1
-----------------------------------------------
Number of Stocks                             46
-----------------------------------------------
Expense Ratio*                             1.20%
-----------------------------------------------

* For Class A shares after credit/reimbursement.


Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than original cost. Performance of classes will differ. For additional information, please see the fund prospectus.


SEMIANNUAL REPORT  page 6

Portfolio of Investments (Unaudited)
Nuveen Growth and Income Stock Fund
December 31, 1999


                                                                         Market
        Shares   Description                                              Value
-------------------------------------------------------------------------------
                 COMMON STOCKS - 92.5%
                 Basic Materials - 9.8%
       370,500   Akzo Nobel N.V. Sponsored ADR                      $18,432,375
       401,450   Alcan Aluminum Ltd.                                 16,534,722
       320,850   International Paper Company                         18,107,972
       249,000   Union Carbide Corporation                           16,620,750
       287,600   Weyerhaeuser Company                                20,653,275
-------------------------------------------------------------------------------
                 Capital Goods - 1.4%
       249,500   General Dynamics Corporation                        13,161,125
-------------------------------------------------------------------------------
                 Consumer Cyclicals - 17.7%
       290,400   Dayton Hudson Corporation                           21,326,250
       402,200   Federated Department Stores, Inc.#                  20,336,238
       553,050   Ford Motor Company                                  29,553,609
       325,200   General Motors Corporation                          23,637,975
       302,902   Philips Electronics N.V.                            40,891,770
       506,200   R. H. Donnelley Corporation#                         9,554,525
       249,500   TRW Inc.                                            12,958,406
       289,100   Toys "R" Us, Inc.#                                   4,137,744
-------------------------------------------------------------------------------
                 Consumer Staples - 8.1%
       233,900   Avon Products, Inc.                                  7,718,700
       364,450   Kimberly-Clark Corporation                          23,780,363
       133,550   MediaOne Group, Inc.#                               10,258,309
       505,450   The Seagram Company Ltd.                            22,713,659
       266,600   Tricon Global Restaurants, Inc.#                    10,297,425
-------------------------------------------------------------------------------
                 Energy - 7.4%
       768,100   Conoco Inc.                                         19,106,488
       321,800   Exxon Mobil Corporation                             25,925,013
       418,600   Texaco Inc.                                         22,735,213
-------------------------------------------------------------------------------
                 Financials - 13.9%
       741,900   Associates First Capital Corporation                20,355,881
       474,062   Citigroup Inc.                                      26,340,070
       305,650   Hartford Financial Services Group, Inc.             14,480,169
       622,100   Household International, Inc.                       23,173,225
       168,850   Providian Financial Corporation                     15,375,903
       724,300   U.S. Bancorp                                        17,247,394
       259,900   Wells Fargo Company                                 10,509,706

Portfolio of Investments (Unaudited)
Nuveen Growth and Income Stock Fund (continued)
December 31, 1999


                                                                                                  Market
        Shares   Description                                                                       Value
--------------------------------------------------------------------------------------------------------
                 Health Care - 10.7%
       529,000   American Home Products Corporation                                         $ 20,862,438
       465,825   Aventis SA Sponsored ADR                                                     26,493,796
       403,950   Baxter International Inc.                                                    25,373,109
       412,500   Becton, Dickinson and Company                                                11,034,375
       231,300   Bristol-Myers Squibb Company                                                 14,846,569
--------------------------------------------------------------------------------------------------------
                 Technology - 11.2%
       311,300   Electronic Data Systems Corporation                                          20,837,644
       148,850   General Motors Corporation - Class H#                                        14,289,600
       232,100   International Business Machines Corporation                                  25,066,800
       198,232   Motorola, Inc.                                                               29,189,662
       131,050   Nortel Networks Corporation                                                  13,236,050
--------------------------------------------------------------------------------------------------------
                 Transportation - 2.4%
       205,200   AMR Corporation#                                                             13,748,400
       384,100   Northwest Airlines Corporation#                                               8,546,225
--------------------------------------------------------------------------------------------------------
                 Utilities - 9.9%
       368,975   AT&T Corp.                                                                   18,725,481
       417,500   Bell Atlantic Corporation                                                    25,702,344
       245,000   Cable & Wireless plc Sponsored ADR                                           12,969,686
       462,750   U.S. West, Inc.                                                              33,318,000
--------------------------------------------------------------------------------------------------------
                 Total Common Stocks - (cost $730,524,858)                                   850,164,433
                 ---------------------------------------------------------------------------------------
                 PREFERRED STOCKS - 2.8%
                 Consumer Cyclicals - 2.8%
       769,450   News Corporation Limited Sponsored ADR                                       25,728,484
--------------------------------------------------------------------------------------------------------
                 Total Preferred Stocks - (cost $13,546,663)                                  25,728,484
                 ---------------------------------------------------------------------------------------

     Principal                                                                                    Market
        Amount   Description                                                                       Value
--------------------------------------------------------------------------------------------------------
                 SHORT-TERM INVESTMENTS - 4.6%
   $ 5,000,000   Campbell Soup Company, Commercial Paper,  0.000%, 1/24/00                     4,981,344
    10,000,000   Coca Cola Company, Commercial Paper,  0.000%, 1/10/00                         9,985,300
    26,800,000   DuPont, Commercial Paper,  0.000%, 1/24/00                                   26,696,924
     1,000,000   Federal Home Loan Mortgage Corporation, Discount Notes,  0.000%, 1/03/00        999,922
--------------------------------------------------------------------------------------------------------
                 Total Short-Term Investments - (cost $42,663,490)                            42,663,490
                 ---------------------------------------------------------------------------------------
                 Total Investments - (cost $786,735,011) - 99.9%                             918,556,407
                 ---------------------------------------------------------------------------------------
                 Other Assets Less Liabilities - 0.1%                                            280,885
                 ---------------------------------------------------------------------------------------
                 Net Assets - 100%                                                         $ 918,837,292
                 =======================================================================================


# Non-income producing.

                                 See accompanying notes to financial statements.

Statement of Net Assets (Unaudited)
Nuveen Growth and Income Stock Fund
December 31, 1999


-------------------------------------------------------------------------------------------------------------------------
Assets
Investment securities, at market value (cost $786,735,011) (note 1)                                          $918,556,407
Cash                                                                                                              319,996
Receivables:
   Dividends and interest                                                                                       1,186,954
   Shares sold                                                                                                    553,347
Deferred organization costs (note 1)                                                                               61,428
Other assets                                                                                                      621,435
-------------------------------------------------------------------------------------------------------------------------
     Total assets                                                                                             921,299,567
-------------------------------------------------------------------------------------------------------------------------
Liabilities
   Payable for shares redeemed                                                                                  1,310,130
Accrued expenses:
   Management fees (note 4)                                                                                       634,228
   12b-1 distribution and service fees (notes 1 and 4)                                                            282,274
   Other                                                                                                          235,643
-------------------------------------------------------------------------------------------------------------------------
     Total liabilities                                                                                          2,462,275
-------------------------------------------------------------------------------------------------------------------------
Net assets (note 5)                                                                                          $918,837,292
=========================================================================================================================
Class A Shares (note 1)
Net assets                                                                                                   $747,165,039
Shares outstanding                                                                                             29,592,002
Net asset value and redemption price per share                                                               $      25.25
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)    $      26.79
=========================================================================================================================
Class B Shares (note 1)
Net assets                                                                                                   $102,073,363
Shares outstanding                                                                                              4,057,483
Net asset value, offering and redemption price per share                                                     $      25.16
=========================================================================================================================
Class C Shares (note 1)
Net assets                                                                                                   $ 51,234,975
Shares outstanding                                                                                              2,039,379
Net asset value, offering and redemption price per share                                                     $      25.12
=========================================================================================================================
Class R Shares (note 1)
Net assets                                                                                                   $ 18,363,915
Shares outstanding                                                                                                726,406
Net asset value, offering and redemption price per share                                                     $      25.28
=========================================================================================================================


                                 See accompanying notes to financial statements.

Statement of Operations (Unaudited)
Nuveen Growth and Income Stock Fund
Six Months Ended December 31, 1999


------------------------------------------------------------------------------------------------
Investment Income (note 1)
Dividends                                                                          $  9,356,911
Interest                                                                              1,705,891
------------------------------------------------------------------------------------------------
Total investment income                                                              11,062,802
------------------------------------------------------------------------------------------------
Expenses
Management fees (note 4)                                                              3,759,219
12b-1 service fees - Class A (notes 1 and 4)                                            939,453
12b-1 distribution and service fees - Class B (notes 1 and 4)                           488,153
12b-1 distribution and service fees - Class C (notes 1 and 4)                           228,699
Shareholders' servicing agent fees and expenses                                         248,474
Custodian's fees and expenses                                                            79,708
Trustees' fees and expenses (note 4)                                                     42,798
Professional fees                                                                        43,136
Shareholders' reports - printing and mailing expenses                                   165,382
Federal and state registration fees                                                      10,074
Amortization of deferred organization costs (note 1)                                     18,148
Other expenses                                                                           30,976
------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                                            6,054,220
   Custodian fee credit (note 1)                                                        (17,664)
------------------------------------------------------------------------------------------------
Net expenses                                                                          6,036,556
------------------------------------------------------------------------------------------------
Net investment income                                                                 5,026,246
------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain from investment transactions (notes 1 and 3)                       18,113,105
Net change in unrealized appreciation or depreciation of investments                (40,844,018)
------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                                    (22,730,913)
------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                              $(17,704,667)
================================================================================================

                                 See accompanying notes to financial statements.

Statement of Changes in Net Assets (Unaudited)
Nuveen Growth and Income Stock Fund


                                                                                        Six Months Ended     Year Ended
                                                                                                12/31/99        6/30/99
------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                                       $  5,026,246   $   5,707,431
Net realized gain from investment transactions (notes 1 and 3)                                18,113,105      31,610,896
Net change in unrealized appreciation or depreciation of investments                         (40,844,018)     59,442,442
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                                        (17,704,667)     96,760,769
------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
 Class A                                                                                      (7,527,270)     (1,233,736)
 Class B                                                                                        (245,816)         (2,076)
 Class C                                                                                        (126,895)         (4,846)
 Class R                                                                                        (222,956)        (45,702)
From accumulated net realized gains from investment transactions:
 Class A                                                                                     (30,526,659)    (64,233,341)
 Class B                                                                                      (4,158,883)     (6,427,129)
 Class C                                                                                      (2,042,305)     (2,186,424)
 Class R                                                                                        (709,000)     (1,233,763)
------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                                    (45,559,784)    (75,367,017)
------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                                                              61,550,263     105,953,619
Net proceeds from shares issued to shareholders due to reinvestment of distributions          28,847,088      49,322,552
------------------------------------------------------------------------------------------------------------------------
                                                                                              90,397,351     155,276,171
Cost of shares redeemed                                                                      (54,990,408)   (131,707,460)
------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions                                       35,406,943      23,568,711
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                                        (27,857,508)     44,962,463
Net assets at the beginning of period                                                        946,694,800     901,732,337
------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                                             $918,837,292   $ 946,694,800
========================================================================================================================
Balance of undistributed net investment income at the end of period                         $  1,428,964   $   4,525,655
========================================================================================================================

                                                                         See accompanying notes to financial statements.

Notes to Financial Statements (Unaudited)


1. General Information and Significant Accounting Policies

The Nuveen Growth and Income Stock Fund (the "Fund") is a series of the Nuveen Investment Trust (the "Trust") which was organized as a Massachusetts business trust in 1996. The Trust (and each series within the Trust) is an open-end, diversified management investment company registered under the Investment Company Act of 1940. Prior to commencement of operations on August 7, 1996, the Trust had no operations other than those related to organizational matters and the initial capital contribution of $100,080 (of which $33,360 was allocated to the Fund) by Nuveen Institutional Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, for the issuance of shares on July 29, 1996.

The Fund invests primarily in a diversified portfolio of large- and mid-cap equities of domestic companies as a source of capital growth. In addition to investments in equity securities, the Fund may invest in cash equivalents and short-term fixed income investments in order to preserve capital or to enhance returns or as a temporary defensive measure.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

Securities Valuation

Common stocks and other equity-type securities are valued at the last sales price on the national securities exchange or Nasdaq on which such securities are primarily traded; however, securities traded on a national securities exchange or Nasdaq for which there are no transactions on a given day or securities not listed on a national securities exchange or Nasdaq are valued at the most recent bid prices. Debt securities are valued by a pricing service that utilizes electronic data processing techniques to determine values when such values are believed to more accurately reflect the fair market value of such securities; otherwise, actual sale or bid prices are used. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees. Debt securities having remaining maturities of 60 days or less when purchased are valued by the amortized cost method when the Board of Trustees determines that the fair market value of such securities is their amortized cost.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the delayed delivery purchase commitments. At December 31, 1999, the Fund had no such outstanding purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date. Interest income is determined on the basis of interest accrued, adjusted for accretion of discounts.

Dividends and Distributions to Shareholders

Net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income and net realized capital gains are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income and/or distributions in excess of net realized gains from investment transactions, where applicable.

Federal Income Taxes

The Fund intends to distribute all taxable income and capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal tax provision is required.

Flexible Sales Charge Program

The Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances, or by specified classes of shareholders.

Derivative Financial Instruments

The Fund may invest in options and futures contracts, which are sometimes referred to as derivative transactions. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the six months ended December 31, 1999.

Expense Allocation

Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Deferred Organization Costs

The Fund's share of costs incurred by the Trust in connection with its organization and initial registration of shares was deferred and is being amortized over a 60-month period beginning August 7, 1996 (commencement of operations). If any of the initial shares of the Fund are redeemed during this period, the proceeds of the redemption will be reduced by the pro-rata share of the unamortized organization costs as of the date of redemption.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby the custodian fees and expenses are reduced by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.


2. Fund Shares
Transactions in Fund shares were as follows:
                                                    Six Months Ended              Year Ended
                                                        12/31/99                    6/30/99
                                                -------------------------   --------------------------
                                                  Shares        Amount        Shares        Amount
------------------------------------------------------------------------------------------------------
Shares sold:
 Class A                                         1,041,519   $ 26,627,214    2,108,966   $  51,032,462
 Class B                                           679,610     17,368,156    1,164,391      28,993,639
 Class C                                           589,461     14,980,968      901,784      22,488,408
 Class R                                           100,635      2,573,925      139,756       3,439,110
Shares issued to shareholders
due to reinvestment of distributions:
 Class A                                           962,451     24,262,109    1,881,914      42,862,233
 Class B                                           105,664      2,637,810      184,034       4,158,678
 Class C                                            42,461      1,058,346       43,891         990,959
 Class R                                            35,159        888,823       57,417       1,310,682
------------------------------------------------------------------------------------------------------
                                                 3,556,960     90,397,351    6,482,153     155,276,171
------------------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                        (1,727,573)   (44,194,876)  (4,484,770)   (107,597,350)
 Class B                                          (269,522)    (6,845,390)    (523,515)    (12,739,469)
 Class C                                          (122,757)    (3,123,046)    (226,134)     (5,392,875)
 Class R                                           (32,277)      (827,096)    (265,612)     (5,977,766)
------------------------------------------------------------------------------------------------------
                                                (2,152,129)   (54,990,408)  (5,500,031)   (131,707,460)
------------------------------------------------------------------------------------------------------
Net increase                                     1,404,831   $ 35,406,943      982,122   $  23,568,711
======================================================================================================


3. Securities Transactions

Purchases and sales (including maturities) of investment securities, U.S. government and agency obligations and short-term investments for the six months ended December 31, 1999, were as follows:


------------------------------------------------------------------------------------------------------
Purchases:
  Investment securities                                                                 $  653,891,781
  U.S. government and agency obligations                                                   459,706,874
  Short-term investments                                                                 1,844,416,906
Sales and maturities:
  Investment securities                                                                    652,583,530
  U.S. government and agency obligations                                                   458,800,000
  Short-term investments                                                                 1,860,156,420
======================================================================================================

At December 31, 1999, the identified cost of investments owned for federal income tax purposes was $793,795,259. Net unrealized appreciation for federal income tax purposes aggregated $124,761,148 of which $161,262,259 related to appreciated securities and $36,501,111 related to depreciated securities.

4. Management Fee and Other Transactions with Affiliates

Under the Fund's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, which is based upon the average daily net assets of the Fund as follows:

Average Daily Net Assets                                                                Management Fee
------------------------------------------------------------------------------------------------------
For the first $125 million                                                                  .8500 of 1%
For the next $125 million                                                                   .8375 of 1
For the next $250 million                                                                   .8250 of 1
For the next $500 million                                                                   .8125 of 1
For the next $1 billion                                                                     .8000 of 1
For net assets over $2 billion                                                              .7750 of 1
======================================================================================================

The Adviser has agreed to waive fees and reimburse expenses in order to prevent total operating expenses (excluding any 12b-1 distribution or service fees and extraordinary expenses) from exceeding 1.05% of the average daily net asset value of any class of Fund shares through July 31, 2000.

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Institutional Capital Corporation ("ICAP"), of which The John Nuveen Company holds a minority interest, under which ICAP manages the Fund's investment portfolio. ICAP is compensated for its services from the management fee paid to the Adviser. The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser.

During the six months ended December 31, 1999, John Nuveen & Co. Incorporated (the "Distributor"), a wholly owned subsidiary of The John Nuveen Company, collected sales charges on purchases of Class A Shares of approximately $335,600 of which approximately $297,200 were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the six months ended December 31, 1999, the Distributor compensated authorized dealers directly with approximately $720,800 in commission advances at the time of purchase. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended December 31, 1999, the Distributor retained approximately $518,900 of such 12b-1 fees. The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor also collected and retained approximately $204,800 of CDSC on share redemptions during the six months ended December 31, 1999.

 5. Composition of Net Assets

At December 31, 1999, the Fund had an unlimited number of $.01 par value per share common stock authorized. Net assets consisted of:
--------------------------------------------------------------------------------
Capital paid-in                                                    $ 774,414,720
Balance of undistributed net investment income                         1,428,964
Accumulated net realized gain from investment transactions            11,172,212
Net unrealized appreciation of investments                           131,821,396
--------------------------------------------------------------------------------
Net assets                                                         $ 918,837,292
================================================================================

Financial Highlights (Unaudited)


              Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                      Investment Operations           Less Distributions
                                      ---------------------           ------------------

                                                      Net
                                                Realized/
                                               Unrealized
                           Beginning      Net     Invest-                Net                        Ending
                                 Net  Invest-        ment            Invest-                           Net
Year Ended                     Asset     ment        Gain               ment   Capital               Asset   Total
June 30,                       Value   Income       (Loss)   Total    Income     Gains     Total     Value  Return (a)
----------------------------------------------------------------------------------------------------------------------
Class A (8/96)
  2000 (e)                    $27.07     $.16       $(.66)   $(.50)    $(.25)   $(1.07)   $(1.32)   $25.25   (1.83)%
  1999                         26.50      .19        2.64     2.83      (.04)    (2.22)    (2.26)    27.07   12.37
  1998                         24.01      .26        4.55     4.81      (.25)    (2.07)    (2.32)    26.50   21.59
  1997 (d)**                   17.96      .30        6.18     6.48      (.20)     (.23)     (.43)    24.01   36.30
Class B (8/96)
  2000 (e)                     26.87      .06        (.64)    (.58)     (.06)    (1.07)    (1.13)    25.16   (2.12)
  1999                         26.47      .01        2.61     2.62        --     (2.22)    (2.22)    26.87   11.52
  1998                         24.00      .10        4.51     4.61      (.07)    (2.07)    (2.14)    26.47   20.70
  1997 (d)**                   17.97      .21        6.13     6.34      (.08)     (.23)     (.31)    24.00   35.37
Class C (8/96)
  2000 (e)                     26.84      .07        (.66)    (.59)     (.06)    (1.07)    (1.13)    25.12   (2.16)
  1999                         26.43      .01        2.62     2.63        --     (2.22)    (2.22)    26.84   11.58
  1998                         23.98      .10        4.49     4.59      (.07)    (2.07)    (2.14)    26.43   20.63
  1997 (d)**                   17.97      .21        6.11     6.32      (.08)     (.23)     (.31)    23.98   35.26
Class R (8/96)
  2000 (e)                     27.14      .19        (.66)    (.47)     (.32)    (1.07)    (1.39)    25.28   (1.75)
  1999                         26.52      .24        2.67     2.91      (.07)    (2.22)    (2.29)    27.14   12.71
  1998                         24.02      .32        4.56     4.88      (.31)    (2.07)    (2.38)    26.52   21.91
  1997 (d)**                   17.96      .30        6.24     6.54      (.25)     (.23)     (.48)    24.02   36.65


                                                       Ratios/Supplemental Data
                                --------------------------------------------------------------------------------
                                            Before Credit/         After              After Credit/
                                            Reimbursement     Reimbursement (b)    Reimbursement (c)
                                            -------------     -----------------   ------------------
                                                    Ratio                Ratio                Ratio
                                                   of Net               of Net               of Net
                                                  Invest-              Invest-              Invest-
                                       Ratio of      ment   Ratio of      ment   Ratio of      ment
                                       Expenses    Income   Expenses    Income   Expenses    Income
                              Ending         to        to         to        to         to        to
                                 Net    Average   Average    Average   Average    Average   Average   Portfolio
Year Ended                    Assets        Net       Net        Net       Net        Net       Net    Turnover
June 30,                        (000)    Assets    Assets     Assets    Assets     Assets    Assets        Rate
-----------------------------------------------------------------------------------------------------------------
Class A (8/96)
  2000 (e)                  $747,165       1.21%*    1.20%*     1.21%*    1.20%*     1.21%*    1.20%*        77%
  1999                       793,546       1.28       .72       1.24       .76       1.24       .76         134
  1998                       790,063       1.36       .88       1.20      1.04       1.20      1.04         131
  1997 (d)**                 616,209       1.28*     1.45*      1.20*     1.53*      1.20*     1.53*        110
Class B (8/96)
  2000 (e)                   102,073       1.96*      .49*      1.96*      .49*      1.96*      .49*         77
  1999                        95,174       2.03      (.01)      1.99       .03       1.99       .03         134
  1998                        71,909       2.11       .22       1.95       .38       1.95       .38         131
  1997 (d)**                  10,664       2.03*      .95*      1.95*     1.03*      1.95*     1.03*        110
Class C (8/96)
  2000 (e)                    51,235       1.96*      .53*      1.96*      .53*      1.96*      .53*         77
  1999                        41,071       2.02        --       1.98       .04       1.98       .04         134
  1998                        21,426       2.11       .23       1.95       .39       1.95       .39         131
  1997 (d)**                   3,630       2.03*      .96*      1.95*     1.04*      1.95*     1.04*        110
Class R (8/96)
  2000 (e)                    18,364        .96*     1.48*       .96*     1.48*       .96*     1.48*         77
  1999                        16,904       1.03       .96        .99      1.00        .99      1.00         134
  1998                        18,335       1.11      1.10        .95      1.26        .95      1.26         131
  1997 (d)**                  15,647       1.47*     1.04*       .95*     1.56*       .95*     1.56*        110
=================================================================================================================


*   Annualized.
** All per share amounts reflect a December 18, 1996, stock split of 1.113830, 1.112700, 1.112700 and 1.113806 shares, respectively, for each share of Class A, B, C and R.

(a) Total returns are calculated on net asset value without any sales charge and are not annualized.

(b) After expense reimbursement from the investment adviser, where applicable (note 4).

(c) After custodian fee credit and expense reimbursement, where applicable (notes 1 and 4).

(d) From commencement of class operations as noted.

(e) For the six months ended December 31, 1999.

Fund Information



Board of Trustees
James E. Bacon
Jack B. Evans
William T. Kissick
Thomas E. Leafstrand
Timothy R. Schwertfeger
Sheila W. Wellington

Fund Manager
Nuveen Institutional Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606



Transfer Agent and
Shareholder Services
Chase Global Funds Services Co.
P.O. Box 5186
New York, NY 10274
(800) 257-8787

Legal Counsel
Chapman & Cutler
Chicago, IL.

Independent Public Accountants
Arthur Andersen LLP
Chicago, IL

SERVING

Investors for Generations

[Photo of John Nuveen, Sr. appears here]
John Nuveen, Sr.

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

     The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies whose aim is to provide consistent, competitive performance over time -- with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

     Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our growth, growth and income, income, and tax-free funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

     Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.



NUVEEN
John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

www.nuveen.com

                                           December 31, 1999   Semiannual Report

                                                                      NUVEEN
                                                                    Mutual Funds


Extraordinary Talent. Masterful Performance.

                      Nuveen Balanced Stock and Bond Fund

                                                      For investors seeking
                                                      long-term growth potential
                                                      with a measure of downside
                                                      protection.




                             [PHOTO APPEARS HERE]






Featuring Portfolio Management By Institutional Capital Corporation

     Contents
  1  Dear Shareholder
  3  From the Portfolio Manager's Perspective
  6  Fund Spotlight
  7  Portfolio of Investments
  9  Statement of Net Assets
 10  Statement of Operations
 11  Statement of Changes in Net Assets
 12  Notes to Financial Statements
 15  Financial Highlights
 16  Building a Better Portfolio
 17  Fund Information

DEAR

Shareholder


[Photo of Timothy R. Schwertfeger appears here]

Timothy R. Schwertfeger
Chairman of the Board


How did you gain your financial wisdom? While some of us study finance, the financial markets, economics or related disciplines in formal programs, most of us end up accumulating practical knowledge through the years, from friends, family, colleagues and media.

At Nuveen, we believe a formal financial education should start early in life. A study sponsored by the National Council on Economic Education shows that a whopping 66% of high school students tested on basic money skills scored an "F." Only 3% received an "A."


Because we believe strongly in education and are committed to children's financial literacy, we have launched a community service program, Kid$ense, in our hometown of Chicago.

     The Kid$ense curriculum, which is available for grades kindergarten through sixth, includes textbooks, teaching materials and teacher training. The lessons introduce children to the concept of money and how it works in society; buying, selling and trading; working, earning, saving and investing.

     Nuveen's commitment to children's financial literacy goes beyond the 250 Chicago public schools who have benefited from the Kid$ense curriculum. We also have a commitment to family wealth management, which is a positive philosophy that addresses the role of wealth in our lives and our world.

     At Nuveen, we are dedicated to helping you and your financial adviser develop a family wealth management strategy unique to you and your goals and values. In your next shareholder report, look for more information about Nuveen's dedication to Family Wealth Management, or ask your financial adviser about this new approach to investing.

The Economic Environment. I want to briefly report on the economic environment in which your Nuveen investment performed. Read on, as we've conducted an in-depth interview with a representative from your fund's portfolio management team, describing how the team of investment and research professionals directed the portfolio during the semiannual fiscal period ended December 31, 1999.

     The equity markets ended 1999 with a record-breaking performance as the Dow Jones Industrial Average reached 11,497. The Standard and Poor's (S&P) 500 Stock Index rose more than 21%, following gains that averaged 30% annually the preceding four years. Strong performance of technology stocks drove the equity market in 1999, and returns were highly concentrated; about one-half of the stocks in the S&P 500 declined last year.

     The economy has now experienced the longest business-cycle expansion in U.S. history. However, concerns about the continued pace of the economy's expansion have begun to test the "new paradigm," which holds that improvements in productivity enable us to have both economic growth and low inflation at the same time. With investors and the various markets watching -- and reacting to -- every announcement concerning economic statistics, volatility has increased, especially in the equity markets.

     "We also have a commitment to family wealth management, which is a positive philosophy that addresses the role of wealth in our lives and our world."

                                                       SEMIANNUAL REPORT  page 1

"Your financial adviser can serve as a valuable resource in helping you determine if adjustments are needed in your current asset allocation plan."

     The portfolio management team for your Nuveen fund plans to continue to focus on finding value in the markets, partly through their Global Revival theme. They expect companies in this theme will see strong earnings growth as economic activity improves around the world. The portfolios also continue to emphasize company-specific situations, particularly where a significant restructuring action is expected to unlock value.

Keeping the Balance. The increased volatility in the markets highlights the importance of maintaining balance in your investment portfolio. With a properly balanced portfolio of equities, bonds and cash, your assets may be better positioned to weather the markets' ups and downs. A balanced portfolio can also help you increase your opportunities for capital growth while reducing risk. Your financial adviser can serve as a valuable resource in helping you determine if adjustments are needed in your current asset allocation plan.

     For more information on any Nuveen investment, including a prospectus, contact your financial adviser. Or call Nuveen at (800) 621-7227 or visit our Internet site at www.nuveen.com. Please read the prospectus carefully before you invest or send money.

     Since 1898, Nuveen has been synonymous with investments that stand the test of time. We are committed to maintaining that reputation and finding the best ways to serve your evolving investment needs. Thank you for your continued confidence.

Sincerely,


/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board
February 15, 2000



SEMIANNUAL REPORT  page 2

NUVEEN BALANCED STOCK AND BOND FUND

From the Portfolio Manager's Perspective
--------------------------------------------------------------------------------

Nuveen Balanced Stock and Bond Fund features portfolio management from Institutional Capital Corporation (ICAP), which specializes in large capitalization equities. To help you understand the fund's performance during the six-month period ending December 31, 1999, we spoke with Rob Lyon, president and chief investment officer of ICAP, the subadviser of the fund.

Q In the six-month period ending December 31, 1999, the Federal Reserve Board (the Fed) raised interest rates twice in response to the threat of inflation and continued economic strength. Meanwhile, the S&P 500 Index finished the year up 21%, the fifth consecutive annual increase of more than 20%. How did this environment affect the equity portion of the Nuveen Balanced Stock and Bond Fund?

ROB The Fed raised interest rates over the period by a total of 50 basis points, causing temporary slumps in stock prices, which quickly turned around to finish the year on a high note. Although value-oriented stocks had shown some recovery at the end of the last reporting period, rising interest rates halted the resurgence, and value stocks underperformed growth stocks for the calendar year.

     The Nuveen Balanced Stock and Bond Fund, which focuses on value stocks in the equity portion, returned -0.55% for the six-month period ended December 31, 1999.* As of December 31, 63% of the portfolio was invested in stocks, 36% was invested in U.S. government bonds, with around 1% in cash equivalents.

Q As the economy has grown in the past several years and investors have sought out companies with consistent earnings, growth stocks, which tend to have higher earnings growth rates than value stocks, have been among the market's best performers. What causes value stocks to fall in and out of favor? What happened in 1999?

ROB Historically speaking, value-oriented stocks have tended to outperform during periods of strong and/or accelerating global activity. It didn't happen this way in 1999, largely because of differentials in sector performance. Value managers were challenged by the combination of extremely strong returns in technology -- a growth-oriented sector -- and very weak (in fact, negative) performance in financials -- a value-oriented sector. In fact, the technology sector alone accounted for about 70% of the entire return of the S&P 500 index.

     Technology stocks were selling at an average 79 times earnings as of December 31, 1999, compared to non-technology stocks at an average of 29 times earnings. Based on the current components of the index, it's obvious that if the technology sector has a period of extended losses, the entire S&P 500 will suffer. We think value investing will regain momentum if that happens.

Nuveen is dedicated to providing investors access to a team of highly experienced investment managers, each overseeing portfolios within their specific areas of expertise. Nuveen has chosen them for their rigorously disciplined investment approaches and their consistent long-term performance.

Drawing on decades of experience and specialized knowledge, these skilled asset managers have earned reputations for excellence in their fields of expertise, whether it be blue-chip growth stocks, large-cap value stocks, bonds or international securities.

Nuveen's subadviser for value investing, Institutional Capital Corporation
(ICAP), is a highly successful institutional money manager with nearly
30 years of experience. They specialize in finding undervalued midsize and large company stocks that are poised for significant growth.

This disciplined, research-oriented approach is a key investment strategy for Nuveen Balanced Stock and Bond Fund.

Performance figures are quoted for Class A shares at net asset value. Comments cover the six-month period ended December 31, 1999. The views expressed reflect those of the portfolio management team and are subject to change at any time, based on market and other conditions.

 * For the one-year period ending December 31, 1999, the Nuveen Balanced Stock and Bond Fund had a total return of 8.68%. Since the fund's inception August 7, 1996, its average annual total return is 14.00% as of December 31, 1999. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

                                                       SEMIANNUAL REPORT  page 3

"Our investment process involves seeking out stocks of established, well-known companies that we believe offer unrecognized value with a `catalyst' that may trigger a rise in the stocks' prices."


Q How do you manage a value-oriented fund in a market that favors growth stocks?

ROB Our investment process involves seeking out stocks of established, well-known companies that we believe offer unrecognized value with a "catalyst" that may trigger a rise in the stocks' prices. We follow two primary investment themes to help us look for such companies that stand to benefit from the current economic environment.

     The first theme is corporate restructurings, which focuses on companies with past challenges that now have specific restructuring programs well underway. One prime example of this theme is one of the fund's largest holdings, Philips Electronics N.V., whose cost-cutting initiatives continued to create a more focused corporate strategy throughout the period. Philips gained over 100% in 1999 and performed especially well in the fourth quarter. Another example is the merger of Elf Aquitaine, the French oil company and long-time fund holding, with Total Fina, creating the world's fourth-largest oil company. The combined company -- using the name Total Fina -- was up sharply over the period.

     We instituted our global revival theme in the spring of 1999, which focused on the stocks of companies that we believed would experience better earnings growth as a result of an improving world economy. We believe that if earnings growth does continue to improve, that will in turn be reflected in better stock price performance. Some holdings we are watching are in the basic industries (Alcan, Union Carbide) and energy (Conoco, Texaco, Exxon Mobil) sectors.

Q Since, as value investors, you look for companies that may be out of favor but have strong turnaround prospects, how do you know if it is time to sell a holding?

ROB We have a rigorous sell discipline in place, so that, while we buy companies when they are out of favor, we monitor them continuously to see if they meet our expectations for a turnaround. If there are adverse fundamental changes or potential long-term hindrances to what we see as a company's growth potential, we sell.

     One example is Xerox. During the fourth quarter of 1999 we sold our holdings in Xerox, which made up a fairly substantial portion of the portfolio, because of an unexpected earnings shortfall and anticipated future underperformance. The earnings shortfall was due to many factors, including a business mix shift to the lower-margin business of document outsourcing, a realignment of the sales force, and an increase in bad debts. We expected that all of these issues would continue to an equal or greater degree into 2000, so we decided to put that part of the fund's assets to better use.


NUVEEN BALANCED STOCK AND BOND FUND

Portfolio Allocation

[PIE CHART APPEARS HERE]

     Equity........................63%
     U.S. Government
     Obligations...................36%
     Cash Equivalents...............1%

As a percentage of total holdings as of December 31, 1999. Holdings are subject to change.

SEMIANNUAL REPORT  page 4

NUVEEN BALANCED STOCK AND BOND FUND

Top Five Sectors

  Consumer Cyclicals        20.7%
-----------------------------------
  Financials                14.2%
-----------------------------------
  Technology                12.2%
-----------------------------------
  Health Care               11.0%
-----------------------------------
  Basic Materials           10.3%
-----------------------------------

As a percentage of total stock holdings as of December 31, 1999. Holdings are subject to change.


Q How did the global economic recovery and Federal Reserve interest rate increases affect your management of the bond portion of the fund's portfolio?

ROB The high bond yields -- and therefore falling bond prices -- that resulted from the Fed interest rate hikes put pressure on the fixed income portion of the fund. The benchmark 30-year U.S. Treasury bond yield spiked up to a two-year high at one point during the period, then retreated somewhat. Fortunately, our focus on intermediate-term maturities helped mitigate the adverse effects of falling bond prices. Overall, the team left the fixed income portion of the portfolio relatively unchanged.

Q Do you foresee changing the fixed income strategy for the fund going into 2000?

ROB We believe that current conditions favor a continuation of strong growth in 2000, with some moderation. All in all, we're looking for market yields to keep rising and bond prices to keep falling, so we plan to continue to seek out intermediate-term securities to help temper the interest rate risk.

Q  What is your outlook for the equity markets and for value stocks in 2000?

ROB In light of the building momentum in the global economy, we have taken steps to increase exposure to more cyclical sectors such as basic materials and energy. Producers in these industries should enjoy some degree of pricing flexibility going forward, in our opinion. Alternatively, we have reduced our holdings in sectors such as consumer services and staples where pricing pressure is seen as more intense.

     In fact, in the 25 year period ending December 31, 1999, the total return for value stocks as measured by the S&P 500/Barra Value Index was 17.31% versus the total return of 16.76% for growth stocks, as measured by the S&P 500/Barra Growth Index.

     We believe that seeking what are, in our opinion, attractively priced stocks of companies that can benefit from the infrastructure of a new economy will position the fund strongly for the near future. We believe there is a solid investment case for "old economy" companies that have strong business franchises and that are repositioning for the future.

"We believe there is a solid investment case for "old economy" companies that have strong business franchises and that are repositioning for the future."

                                                       SEMIANNUAL REPORT  page 5

NUVEEN BALANCED STOCK AND BOND FUND

Fund Spotlight as of December 31, 1999

Terms to Know

The following are a few terms used throughout this report.

Market capitalization Also referred to as market cap, market capitalization is a measure of a corporation's value, calculated by multiplying the number of outstanding shares of common stock by the current market price per share. Market capitalization is usually grouped into these main categories:

Large cap:  more than $5 billion in
            market capitalization
Mid cap:    between $1 billion
            and $5 billion
Small cap:  $1 billion or less

Price/Earnings Ratio (P/E) The P/E ratio of a stock is calculated by dividing the current price of the stock by its trailing 12 months' earnings per share. A high P/E generally indicates that the market will pay more to obtain the company's stock because investors have confidence in the company's ability to increase its earnings over time. Conversely, a low P/E indicates that investors are less confident that the company's earnings will increase, and therefore are not willing to pay as much for its stock. The weighted average of the price/earnings ratios of the stocks in a mutual fund's portfolio can act as a gauge of the fund's investment strategy in the current market climate by indicating a value orientation (low P/E ratios) or a growth orientation (high P/E ratios).

Total Return Total return is a measure of a fund's performance that takes into account income dividends, capital gains distribution and change in net asset value.

Quick Facts
                    A Shares     B Shares     C Shares     R Shares
NAV                   $25.72       $25.72       $25.73       $25.72
-------------------------------------------------------------------
Fund Symbol            NNSAX        NNSBX          N/A          N/A
-------------------------------------------------------------------
CUSIP              67064Y107    67064Y206    67064Y305    67064Y404
-------------------------------------------------------------------
Inception Date          8/96         8/96         8/96         8/96
-------------------------------------------------------------------

Total Returns (Annualized)+
                    A Shares               B Shares        C Shares   R Shares
                 NAV        Offer      NAV       w/CDSC       NAV         NAV
1-Year           8.68%      2.42%      7.87%       3.87%      7.92%      8.95%
------------------------------------------------------------------------------
3-Year          12.36%     10.17%     11.55%      10.74%     11.56%     12.64%
------------------------------------------------------------------------------
Since
Inception       14.00%     12.03%     13.17%      12.51%     13.18%     14.28%
------------------------------------------------------------------------------
SEC 30-Day
Yield            2.10%      1.98%      1.36%         N/A      1.36%      2.35%
------------------------------------------------------------------------------

 + Returns reflect differences in sales charges and expenses among the share classes. Class A shares have a 5.75% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following six years. Class B shares convert to Class A shares after eight years. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the total return figures.


Top Ten Stock Holdings
  Philips Electronics N.V.                        4.8%
--------------------------------------------------------
  U.S. West, Inc.                                 3.6%
--------------------------------------------------------
  Motorola, Inc.                                  3.5%
--------------------------------------------------------
  Ford Motor Company                              3.5%
--------------------------------------------------------
  Citigroup Inc.                                  3.1%
--------------------------------------------------------
  News Corporation Limited Sponsored ADR          3.0%
--------------------------------------------------------
  Aventis SA Sponsored ADR                        3.0%
--------------------------------------------------------
  Exxon Mobil Corporation                         3.0%
--------------------------------------------------------
  International Business Machines Corporation     2.9%
--------------------------------------------------------
  Bell Atlantic Corporation                       2.9%
--------------------------------------------------------

As a percentage of total stock holdings as of December 31, 1999. Holdings are subject to change.

Portfolio Statistics
Total Net Assets                                           $84.3 million
--------------------------------------------------------------------------
Fixed Income
Average Duration                                                    5.37
--------------------------------------------------------------------------
Average Market
Capitalization (Stocks)                                    $  55 billion
--------------------------------------------------------------------------
Average P/E                                                         20.1
--------------------------------------------------------------------------
Number of Stocks                                                      46
--------------------------------------------------------------------------
Expense Ratio*                                                     1.20%
--------------------------------------------------------------------------

* For Class A shares after credit/reimbursement.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

SEMIANNUAL REPORT  page 6

               Portfolio of Investments (Unaudited)
               Nuveen Balanced Stock and Bond Fund
               December 31, 1999

                                                                          Market
  Shares  Description                                                      Value
--------------------------------------------------------------------------------
          COMMON STOCKS - 61.3%
          Basic Materials - 6.5%
  23,100  Akzo Nobel N.V. Sponsored ADR                               $1,149,225
  22,600  Alcan Aluminum Ltd.                                            930,838
  19,500  International Paper Company                                  1,100,531
  15,250  Union Carbide Corporation                                    1,017,938
  17,650  Weyerhaeuser Company                                         1,267,491
--------------------------------------------------------------------------------
          Capital Goods - 1.0%
  15,400  General Dynamics Corporation                                   812,350
--------------------------------------------------------------------------------
          Consumer Cyclicals - 11.0%
  17,700  Dayton Hudson Corporation                                    1,299,844
  25,200  Federated Department Stores, Inc.#                           1,274,175
  34,600  Ford Motor Company                                           1,848,938
  20,400  General Motors Corporation                                   1,482,825
  18,922  Philips Electronics N.V.                                     2,554,470
  13,000  TRW Inc.                                                       675,188
  18,000  Toys "R" Us, Inc.#                                             257,625
--------------------------------------------------------------------------------
          Consumer Staples - 5.4%
  14,200  Avon Products, Inc.                                            468,600
  22,250  Kimberly-Clark Corporation                                   1,451,813
   7,750  MediaOne Group, Inc.#                                          595,297
  31,150  The Seagram Company Ltd.                                     1,399,803
  16,400  Tricon Global Restaurtants, Inc.#                              633,450
--------------------------------------------------------------------------------
          Energy - 5.7%
  47,300  Conoco Inc.                                                  1,176,588
  19,550  Exxon Mobil Corporation                                      1,574,997
  17,900  Texaco Inc.                                                    972,194
  15,217  Total Fina SA Sponsored ADR                                  1,053,777
--------------------------------------------------------------------------------
          Financials - 9.0%
  45,200  Associates First Capital Corporation                         1,240,175
  29,762  Citigroup Inc.                                               1,653,651
  18,800  Hartford Financial Services Group, Inc.                        890,650
  34,200  Household International, Inc.                                1,273,950
   9,100  Providian Financial Corporation                                828,669
  44,500  U.S. Bancorp                                                 1,059,656
  15,700  Wells Fargo Company                                            634,869

                          Portfolio of Investments (Unaudited)
                          Nuveen Balanced Stock and Bond Fund (continued) December 31, 1999

                                                                                              Market
    Shares   Description                                                                       Value
----------------------------------------------------------------------------------------------------
             Health Care - 7.0%
    32,700   American Home Products Corporation                                          $ 1,289,606
    28,333   Aventis SA Sponsored ADR                                                      1,611,423
    21,200   Baxter International Inc.                                                     1,331,625
    25,450   Becton, Dickinson and Company                                                   680,788
    14,700   Bristol-Myers Squibb Company                                                    943,556
----------------------------------------------------------------------------------------------------
             Technology - 7.7%
    20,250   Electronic Data Systems Corporation                                           1,355,484
     9,400   General Motors Corporation - Class H#                                           902,400
    14,200   International Business Machines Corporation                                   1,533,600
    12,604   Motorola, Inc.                                                                1,855,939
     8,500   Nortel Networks Corporation                                                     858,500
----------------------------------------------------------------------------------------------------
             Transportation - 1.6%
    11,850   AMR Corporation#                                                                793,950
    23,500   Northwest Airlines Corporation#                                                 522,875
----------------------------------------------------------------------------------------------------
             Utilities - 6.4%
    22,791   AT&T Corp.                                                                    1,156,643
    24,750   Bell Atlantic Corporation                                                     1,523,672
    14,800   Cable & Wireless plc Sponsored ADR                                              783,475
    26,400   U.S. West, Inc.                                                               1,900,800
----------------------------------------------------------------------------------------------------
             Total  Common Stocks - (cost $42,700,683)                                    51,623,913
             ---------------------------------------------------------------------------------------
             PREFERRED STOCKS - 1.9%
             Consumer Cyclicals - 1.9%
    48,300   News Corporation Limited Sponsored ADR                                        1,615,031
----------------------------------------------------------------------------------------------------
             Total Preferred Stocks - (cost $853,515)                                      1,615,031
             ---------------------------------------------------------------------------------------

 Principal                                                                                    Market
    Amount   Description                                                                       Value
----------------------------------------------------------------------------------------------------
             U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 35.6%
             U.S. Treasury Notes - 27.9%
$4,375,000     7.500%, 5/15/02                                                             4,491,213
 6,475,000     7.875%, 11/15/04                                                            6,849,339
 3,780,000     6.500%, 5/15/05                                                             3,781,183
 8,210,000     7.000%, 7/15/06                                                             8,410,116
----------------------------------------------------------------------------------------------------
             U.S. Treasury Bonds - 7.7%
 4,125,000     7.250%, 5/15/16                                                             4,311,916
 2,385,000     6.000%, 2/15/26                                                             2,181,531
----------------------------------------------------------------------------------------------------
             Total U.S. Government and Agency Obligations - (cost $31,045,090)            30,025,298
             ---------------------------------------------------------------------------------------
             SHORT-TERM INVESTMENTS - 0.7%

$  550,000   Federal Home Loan Mortgage Corporation, Discount Notes, 0.000%, 1/03/00         549,957
----------------------------------------------------------------------------------------------------
             Total Short-Term Investments - (cost $549,957)                                  549,957
             ---------------------------------------------------------------------------------------
             Total Investments - (cost $75,149,245) - 99.5%                               83,814,199
             ---------------------------------------------------------------------------------------
             Other Assets Less Liabilities - 0.5%                                            455,549
             ---------------------------------------------------------------------------------------
             Net Assets - 100%                                                           $84,269,748
             =======================================================================================

             # Non-income producing.

                                 See accompanying notes to financial statements.
8

Statement of Net Assets (Unaudited)
Nuveen Balanced Stock and Bond Fund
December 31, 1999


------------------------------------------------------------------------------------------------------------------------
Assets
Investment securities, at market value (cost $75,149,245) (note 1)                                           $83,814,199
Cash                                                                                                             113,447
Receivables:
 Dividends and interest                                                                                          569,304
 Shares sold                                                                                                      14,642
Deferred organization costs (note 1)                                                                              64,543
Other assets                                                                                                      36,665
------------------------------------------------------------------------------------------------------------------------
  Total assets                                                                                                84,612,800
------------------------------------------------------------------------------------------------------------------------
Liabilities
Payable for shares redeemed                                                                                      188,684
Accrued expenses:
 Management fees (note 4)                                                                                         33,506
 12b-1 distribution and service fees (notes 1 and 4)                                                              30,259
 Other                                                                                                            90,603
------------------------------------------------------------------------------------------------------------------------
  Total liabilities                                                                                              343,052
------------------------------------------------------------------------------------------------------------------------
Net assets (note 5)                                                                                          $84,269,748
========================================================================================================================
Class A Shares (note 1)
Net assets                                                                                                   $58,861,451
Shares outstanding                                                                                             2,288,285
Net asset value and redemption price per share                                                               $     25.72
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)    $     27.29
========================================================================================================================
Class B Shares (note 1)
Net assets                                                                                                   $13,164,132
Shares outstanding                                                                                               511,766
Net asset value, offering and redemption price per share                                                     $     25.72
========================================================================================================================
Class C Shares (note 1)
Net assets                                                                                                   $ 7,686,154
Shares outstanding                                                                                               298,744
Net asset value, offering and redemption price per share                                                     $     25.73
========================================================================================================================
Class R Shares (note 1)
Net assets                                                                                                   $ 4,558,011
Shares outstanding                                                                                               177,243
Net asset value, offering and redemption price per share                                                     $     25.72
========================================================================================================================

                                 See accompanying notes to financial statements.

Statement of Operations (Unaudited)
Nuveen Balanced Stock and Bond Fund
Six Months Ended December 31, 1999


-----------------------------------------------------------------------------------
Investment Income (note 1)
Dividends                                                               $   559,207
Interest                                                                  1,210,622
-----------------------------------------------------------------------------------
Total investment income                                                   1,769,829
-----------------------------------------------------------------------------------
Expenses
Management fees (note 4)                                                    332,318
12b-1 service fees - Class A (notes 1 and 4)                                 79,185
12b-1 distribution and service fees - Class B (notes 1 and 4)                65,825
12b-1 distribution and service fees - Class C (notes 1 and 4)                38,277
Shareholders' servicing agent fees and expenses                              50,502
Custodian's fees and expenses                                                29,724
Trustees' fees and expenses (note 4)                                          2,946
Professional fees                                                             7,390
Shareholders' reports - printing and mailing expenses                        32,172
Federal and state registration fees                                           1,000
Amortization of deferred organization costs (note 1)                         18,148
Other expenses                                                                2,842
-----------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement        660,329
 Custodian fee credit (note 1)                                               (5,207)
 Expense reimbursement (note 4)                                             (50,895)
-----------------------------------------------------------------------------------
Net expenses                                                                604,227
-----------------------------------------------------------------------------------
Net investment income                                                     1,165,602
-----------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain from investment transactions (notes 1 and 3)            1,295,221
Net change in unrealized appreciation or depreciation of investments     (3,162,545)
-----------------------------------------------------------------------------------
Net gain (loss) from investments                                         (1,867,324)
-----------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                   $  (701,722)
===================================================================================



                                 See accompanying notes to financial statements.
10

Statement of Changes in Net Assets (Unaudited)
Nuveen Balanced Stock and Bond Fund



                                                                        Six Months Ended     Year Ended
                                                                                12/31/99        6/30/99
-------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                       $  1,165,602   $  1,862,915
Net realized gain from investment transactions (notes 1 and 3)                 1,295,221      2,685,999
Net change in unrealized appreciation or depreciation of investments          (3,162,545)     4,176,532
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                           (701,722)     8,725,446
-------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
 Class A                                                                        (823,197)    (1,491,505)
 Class B                                                                        (128,056)      (170,929)
 Class C                                                                         (75,523)       (93,642)
 Class R                                                                         (66,655)       (98,001)
From accumulated net realized gains from investment transactions:
 Class A                                                                      (2,146,376)    (2,988,949)
 Class B                                                                        (477,311)      (473,062)
 Class C                                                                        (278,764)      (232,637)
 Class R                                                                        (162,756)      (161,189)
-------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                     (4,158,638)    (5,709,914)
-------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                                               6,213,628     17,356,264
Net proceeds from shares issued to shareholders
 due to reinvestment of distributions                                          3,141,696      4,127,472
-------------------------------------------------------------------------------------------------------
                                                                               9,355,324     21,483,736
Cost of shares redeemed                                                      (12,179,843)   (20,069,879)
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions            (2,824,519)     1,413,857
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                         (7,684,879)     4,429,389
Net assets at the beginning of period                                         91,954,627     87,525,238
-------------------------------------------------------------------------------------------------------
Net assets at the end of period                                             $ 84,269,748   $ 91,954,627
=======================================================================================================
Balance of undistributed net investment income at the end of period         $     85,788   $     13,617
=======================================================================================================



                                 See accompanying notes to financial statements.
11

Notes to Financial Statements (Unaudited)


1. General Information and Significant Accounting Policies

The Nuveen Balanced Stock and Bond Fund (the "Fund") is a series of the Nuveen Investment Trust (the "Trust") which was organized as a Massachusetts business trust in 1996. The Trust (and each series within the Trust) is an open-end, diversified management investment company registered under the Investment Company Act of 1940. Prior to commencement of operations on August 7, 1996, the Trust had no operations other than those relating to organizational matters and the initial capital contribution of $100,080 (of which $33,360 was allocated to the Fund) by Nuveen Institutional Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, for the issuance of shares on July 29, 1996.

The Fund invests in a mix of equities, taxable bonds and cash equivalents for capital growth, capital preservation and current income. During temporary defensive periods, the Fund may invest any percentage of its assets in temporary investments.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

Securities Valuation

Common stocks and other equity-type securities are valued at the last sales price on the national securities exchange or Nasdaq on which such securities are primarily traded; however, securities traded on a national securities exchange or Nasdaq for which there are no transactions on a given day or securities not listed on a national securities exchange or Nasdaq are valued at the most recent bid prices. Debt securities are valued by a pricing service that utilizes electronic data processing techniques to determine values when such values are believed to more accurately reflect the fair market value of such securities; otherwise, actual sale or bid prices are used. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees. Debt securities having remaining maturities of 60 days or less when purchased are valued by the amortized cost method when the Board of Trustees determines that the fair market value of such securities is their amortized cost.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the delayed delivery purchase commitments. At December 31, 1999, the Fund had no such outstanding purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date. Interest income is determined on the basis of interest accrued, adjusted for accretion of discounts.

Dividends and Distributions to Shareholders

Net investment income is declared and distributed to shareholders quarterly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income and net realized capital gains are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income and/or distributions in excess of net realized gains from investment transactions, where applicable.

Federal Income Taxes

The Fund intends to distribute all taxable income and capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal tax provision is required.

Flexible Sales Charge Program

The Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances, or by specified classes of shareholders.

Derivative Financial Instruments

The Fund may invest in options and futures transactions, which are sometimes referred to as derivative transactions. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the six months ended December 31, 1999.

Expense Allocation

Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Deferred Organization Costs

The Fund's share of costs incurred by the Trust in connection with its organization and initial registration of shares was deferred and is being amortized over a 60-month period beginning August 7, 1996 (commencement of operations). If any of the initial shares of the Fund are redeemed during this period, the proceeds of the redemption will be reduced by the pro-rata share of the unamortized organization costs as of the date of redemption.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby the custodian fees and expenses are reduced by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares
Transactions in Fund shares were as follows:
                                                                           Six Months Ended              Year Ended
                                                                                12/31/99                   6/30/99
                                                                       -------------------------   -------------------------
                                                                         Shares         Amount       Shares         Amount
----------------------------------------------------------------------------------------------------------------------------
Shares sold:
Class A                                                                  80,957   $  2,119,323      249,981   $  6,320,839
Class B                                                                  68,327      1,812,762      224,425      5,686,636
Class C                                                                  79,699      2,091,176      180,324      4,627,668
Class R                                                                   7,351        190,367       28,167        721,121
Shares issued to shareholders due to reinvestment of distributions:
Class A                                                                  94,189      2,441,946      136,296      3,414,330
Class B                                                                  13,051        337,588       14,507        362,620
Class C                                                                   4,560        117,898        4,175        104,710
Class R                                                                   9,424        244,264        9,825        245,812
----------------------------------------------------------------------------------------------------------------------------
                                                                        357,558      9,355,324      847,700     21,483,736
----------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
Class A                                                                (370,655)    (9,731,261)    (540,472)   (13,837,529)
Class B                                                                 (42,595)    (1,112,337)    (158,426)    (4,121,472)
Class C                                                                 (48,220)    (1,255,822)     (78,718)    (2,018,644)
Class R                                                                  (3,088)       (80,423)      (3,791)       (92,234)
----------------------------------------------------------------------------------------------------------------------------
                                                                       (464,558)   (12,179,843)    (781,407)   (20,069,879)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                                (107,000)  $ (2,824,519)      66,293   $  1,413,857
============================================================================================================================

3. Securities Transactions

Purchases and sales (including maturities) of investment securities, U.S. government and agency obligations and short-term investments for the six months ended December 31, 1999, were as follows:
--------------------------------------------------------------------------------

Purchases:
 Investment securities                     $ 32,822,604
 U.S. government and agency obligations      26,757,330
 Short-term investments                     159,466,987
Sales and maturities:
 Investment securities                       33,847,913
 U.S. government and agency obligations      30,584,848
 Short-term investments                     161,300,000

================================================================================
At December 31, 1999, the identified cost of investments owned for federal income tax purposes was $75,594,910. Net unrealized appreciation for federal income tax purposes aggregated $8,219,289 of which $11,129,964 related to appreciated securities and $2,910,675 related to depreciated securities.

4. Management Fee and Other Transactions with Affiliates

Under the Fund's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, which is based upon the average daily net assets of the Fund as follows:

Average Daily Net Assets          Management Fee
--------------------------------------------------------------------------------
For the first $125 million            .7500 of 1%
For the next $125 million             .7375 of 1
For the next $250 million             .7250 of 1
For the next $500 million             .7125 of 1
For the next $1 billion               .7000 of 1
For net assets over $2 billion        .6750 of 1

================================================================================
The Adviser has agreed to waive fees and reimburse expenses in order to prevent total operating expenses (excluding any 12b-1 distribution or service fees and extraordinary expenses) from exceeding .95% of the average daily net asset value of any class of Fund shares through July 31, 2000.

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Institutional Capital Corporation ("ICAP"), of which The John Nuveen Company holds a minority interest, under which ICAP manages the Fund's investment portfolio. ICAP is compensated for its services from the management fee paid to the Adviser. The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser.

During the six months ended December 31, 1999, John Nuveen & Co. Incorporated (the "Distributor"), a wholly owned subsidiary of The John Nuveen Company, collected sales charges on purchases of Class A Shares of approximately $32,300 of which approximately $28,400, were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the six months ended December 31, 1999, the Distributor compensated authorized dealers directly with approximately $65,800 in commission advances at the time of purchase. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended December 31, 1999, the Distributor retained approximately $73,800 in such 12b-1 fees. The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor also collected and retained approximately $32,100 of CDSC on share redemptions during the six months ended December 31, 1999.

5. Composition of Net Assets

At December 31, 1999, the Fund had an unlimited number of $.01 par value per share common stock authorized. Net assets consisted of:
--------------------------------------------------------------------------------

Capital paid-in                                                $74,754,038
Balance of undistributed net investment income                      85,788
Accumulated net realized gain from investment transactions         764,968
Net unrealized appreciation of investments                       8,664,954
--------------------------------------------------------------------------------
Net assets                                                     $84,269,748
================================================================================

               Financial Highlights (Unaudited)

              Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                   Investment Operations             Less Distributions
                               -----------------------------    ---------------------------

                                               Net
                                         Realized/
                                        Unrealized
                    Beginning      Net     Invest-                  Net                       Ending
                          Net  Invest-        ment              Invest-                          Net
Year Ended              Asset     ment        Gain                 ment   Capital              Asset         Total
June 30,                Value   Income      (Loss)     Total     Income     Gains     Total    Value    Return (a)
-------------------------------------------------------------------------------------------------------------------
Class A (8/96)
   2000 (e)            $27.18     $.37       $(.53)    $(.16)    $(.35)   $ (.95)   $(1.30)   $25.72         (.55)%
   1999                 26.39      .58        1.93      2.51      (.57)    (1.15)    (1.72)    27.18        10.21
   1998                 23.84      .77        3.11      3.88      (.76)     (.57)    (1.33)    26.39        16.71
   1997 (d)             20.00      .70        3.66      4.36      (.42)     (.10)     (.52)    23.84        22.04
Class B (8/96)
   2000 (e)             27.18      .27        (.53)     (.26)     (.25)     (.95)    (1.20)    25.72         (.92)
   1999                 26.39      .39        1.93      2.32      (.38)    (1.15)    (1.53)    27.18         9.39
   1998                 23.84      .59        3.10      3.69      (.57)     (.57)    (1.14)    26.39        15.86
   1997 (d)             20.00      .46        3.75      4.21      (.27)     (.10)     (.37)    23.84        21.26
Class C (8/96)
   2000 (e)             27.19      .27        (.53)     (.26)     (.25)     (.95)    (1.20)    25.73         (.89)
   1999                 26.39      .40        1.93      2.33      (.38)    (1.15)    (1.53)    27.19         9.39
   1998                 23.84      .59        3.10      3.69      (.57)     (.57)    (1.14)    26.39        15.86
   1997 (d)             20.00      .53        3.68      4.21      (.27)     (.10)     (.37)    23.84        21.26
Class R (8/96)
   2000 (e)             27.18      .40        (.53)     (.13)     (.38)     (.95)    (1.33)    25.72         (.43)
   1999                 26.39      .65        1.93      2.58      (.64)    (1.15)    (1.79)    27.18        10.48
   1998                 23.84      .83        3.11      3.94      (.82)     (.57)    (1.39)    26.39        16.99
   1997 (d)             20.00      .61        3.80      4.41      (.47)     (.10)     (.57)    23.84        22.31
===================================================================================================================

                                               Ratios/Supplemental Data
                    ---------------------------------------------------------------------------------
                                Before Credit/          After            After Credit/
                                Reimbursement     Reimbursement (b)    Reimbursement (c)
                             ------------------   ------------------   ------------------
                                          Ratio                Ratio                Ratio
                                         of Net               of Net               of Net
                                        Invest-              Invest-              Invest-
                                Ratio      ment   Ratio of      ment   Ratio of      ment
                             Expenses    Income   Expenses    Income   Expenses    Income
                     Ending        to        to         to        to         to        to
                        Net   Average   Average    Average   Average    Average   Average   Portfolio
Year Ended           Assets       Net       Net        Net       Net        Net       Net    Turnover
June 30,              (000)    Assets    Assets     Assets    Assets     Assets    Assets        Rate
------------------------------------------------------------------------------------------------------
Class A (8/96)
   2000 (e)         $58,861      1.32%*    2.65%*     1.21%*    2.77%*     1.20%*    2.78%*        40%
   1999              67,512      1.36      2.10       1.19      2.27       1.19      2.27          96
   1998              69,614      1.48      2.68       1.10      3.06       1.10      3.06          86
   1997 (d)          56,686      1.71*     2.78*      1.10*     3.39*      1.10*     3.39*         52
Class B (8/96)
   2000 (e)          13,164      2.07*     1.93*      1.96*     2.05*      1.95*     2.06*         40
   1999              12,856      2.11      1.37       1.94      1.54       1.94      1.54          96
   1998              10,356      2.24      1.93       1.85      2.32       1.85      2.32          86
   1997 (d)             646      2.49*     1.59*      1.85*     2.23*      1.85*     2.23*         52
Class C (8/96)
   2000 (e)           7,686      2.07*     1.93*      1.95*     2.05*      1.95*     2.06*         40
   1999               7,142      2.10      1.39       1.94      1.55       1.94      1.55          96
   1998               4,142      2.24      1.92       1.85      2.31       1.85      2.31          86
   1997 (d)             980      2.31*     2.07*      1.85*     2.53*      1.85*     2.53*         52
Class R (8/96)
   2000 (e)           4,558      1.08*     2.93*       .96*     3.05*       .95*     3.06*         40
   1999               4,445      1.11      2.36        .94      2.53        .94      2.53          96
   1998               3,413      1.23      2.94        .85      3.32        .85      3.32          86
   1997 (d)           6,052      2.29*     1.68*       .85*     3.12*       .85*     3.12*         52
======================================================================================================

 *   Annualized.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the investment adviser, where applicable (note 4).
(c) After custodian fee credit and expense reimbursement, where applicable (notes 1 and 4).
(d)  From commencement of class operations as noted.
(e)  For the six months ended December 31, 1999.

Building a Better Portfolio
Can Make You a Successful Investor


Nuveen Family
of Mutual Funds
Nuveen offers a variety of funds designed to help you reach your financial goals.

Growth

International Growth Fund

Innovation Fund

Nuveen Rittenhouse Growth Fund

Growth and
Income

European Value Fund

Growth and
Income Stock Fund

Balanced Stock
and Bond Fund

Balanced Municipal
and Stock Fund

Dividend and
Growth Fund

Income

Income Fund

Floating Rate Fund(1)

Tax-Free Income

National Funds
High Yield
Long-Term
Insured Long Term
Intermediate-Term
Limited-Term

State Funds
Arizona
California(2)
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky
Louisiana
Maryland
Massachusetts(2)
Michigan
Missouri
New Jersey
New Mexico
New York(2)
North Carolina
Ohio
Pennsylvania
Tennessee
Virginia
Wisconsin

Successful investors know that a well-diversified portfolio - one that balances different types of investments, levels of risk and tax management - can be the foundation for building and sustaining wealth. That's why Nuveen offers you and your financial adviser a wide range of quality investments that can help you build a better portfolio in the pursuit of your financial goals.

Mutual Funds

Nuveen offers a family of equity, balanced and municipal bond funds featuring Premier Advisers(SM) including Institutional Capital Corporation, Rittenhouse Financial Services, and Nuveen Advisory Corp. Each brings a specialized expertise in a particular investment style or asset class, time-tested investment strategies and a focus on consistent, long-term performance. With Nuveen's Premier Adviser funds, you have all the advantages of a family of funds plus the benefits of specialized investment expertise.

Private Asset Management

Rittenhouse Financial Services and Nuveen Asset Management offer comprehensive, customized investment management solutions to investors with assets of $250,000 or more to invest. A range of actively managed growth, balanced and municipal income-oriented portfolios are available, all based upon a disciplined investment philosophy.

Defined Portfolios

Nuveen Defined Portfolios are fixed portfolios of quality securities that are a convenient, attractive alternative to purchasing individual securities. They provide low-cost diversification to reduce risk, while also offering experienced, professional security selection and surveillance. In addition, Nuveen Defined Portfolios provide daily liquidity at that day's net asset value for quick access to your assets.

Exchange-Traded Funds

Nuveen Exchange-Traded Funds offer investors actively managed portfolios of quality municipal bonds. The fund shares are listed and traded on the New York and American stock exchanges. Exchange-traded funds provide the investment convenience, price visibility and liquidity of common stocks.

MuniPreferred(R)

Nuveen MuniPreferred offers investors a AAA rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.


1. This is a continuously-offered closed-end interval fund. As such, redemptions are only available during quarterly repurchase periods. See fund prospectus for additional information.

2. Long-term and insured long-term portfolios.

Fund Information



Board of Trustees

James E. Bacon

Jack B. Evans

William T. Kissick

Thomas E. Leafstrand

Timothy R. Schwertfeger

Sheila W. Wellington

Fund Manager
Nuveen Institutional Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606


Transfer Agent and
Shareholder Services
Chase Global Funds Services Co.
P.O. Box 5186
New York, NY 10274

(800) 257-8787

Legal Counsel
Chapman & Cutler
Chicago, IL.

Independent Public Accountants
Arthur Andersen LLP
Chicago, IL

SERVING
Investors for Generations

[Photo of John Nuveen, Sr. appears here]

John Nuveen, Sr.

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies whose aim is to provide consistent, competitive performance over time -- with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our growth, growth and income, income, and tax-free funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.

NUVEEN

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

www.nuveen.com

                                           December 31, 1999   Semiannual Report

                                                                          NUVEEN
                                                                    Mutual Funds

Extraordinary Talent. Masterful Performance.

          Nuveen Balanced Municipal and Stock Fund




                                       For investors seeking

                                       tax-free income and

                                       growth of capital.


          [PHOTO APPEARS HERE]




         Featuring Portfolio Management By Institutional Capital Corporation and
                                             Nuveen Investment Advisory Services

     Contents

  1  Dear Shareholder

  3  From the Portfolio Manager's Perspective

  6  Fund Spotlight

  7  Portfolio of Investments

 13  Statement of Net Assets

 14  Statement of Operations

 15  Statement of Changes in Net Assets

 16  Notes to Financial Statements

 20  Financial Highlights

 21  Fund Information

DEAR
Shareholder

[Photo of Timothy R. Schwertfeger appears here]

Timothy R. Schwertfeger
Chairman of the Board

How did you gain your financial wisdom? While some of us study finance, the financial markets, economics or related disciplines in formal programs, most of us end up accumulating practical knowledge through the years, from friends, family, colleagues and media.

At Nuveen, we believe a formal financial education should start early in life. A study sponsored by the National Council on Economic Education shows that a whopping 66% of high school students tested on basic money skills scored an "F." Only 3% received an "A."


Because we believe strongly in education and are committed to children's financial literacy, we have launched a community service program, Kid$ense, in our hometown of Chicago.
     The Kid$ense curriculum, which is available for grades kindergarten through sixth, includes textbooks, teaching materials and teacher training. The lessons introduce children to the concept of money and how it works in society; buying, selling and trading; working, earning, saving and investing.
     Nuveen's commitment to children's financial literacy goes beyond the 250 Chicago public schools who have benefited from the Kid$ense curriculum. We also have a commitment to family wealth management, which is a positive philosophy that addresses the role of wealth in our lives and our world.
     At Nuveen, we are dedicated to helping you and your financial adviser develop a family wealth management strategy unique to you and your goals and values. In your next shareholder report, look for more information about Nuveen's dedication to Family Wealth Management, or ask your financial adviser about this new approach to investing.

The Economic Environment. I want to briefly report on the economic environment in which your Nuveen investment performed. Read on, as we've conducted an in-depth interview with a representative from your fund's portfolio management team, describing how the team of investment and research professionals directed the portfolio during the semiannual fiscal period ended December 31, 1999.
     The equity markets ended 1999 with a record-breaking performance as the Dow Jones Industrial Average reached 11,497. The Standard and Poor's (S&P) 500 Stock Index rose more than 21%, following gains that averaged 30% annually the preceding four years. Strong performance of technology stocks drove the equity market in 1999, and returns were highly concentrated; about one-half of the stocks in the S&P 500 declined last year.
     The economy has now experienced the longest business-cycle expansion in U.S. history. However, concerns about the continued pace of the economy's expansion have begun to test the "new paradigm," which holds that improvements in productivity enable us to have both economic growth and low inflation at the same time. With investors and the various markets watching -- and reacting to -- every announcement concerning economic statistics, volatility has increased, especially in the equity markets.






                           "We also have a

                            commitment to

                            family wealth

                            management,

                             which is a

                           positive philosophy

                            that addresses

                           the role of wealth

                            in our lives

                           and our world."


                                                       SEMIANNUAL REPORT  page 1

                                "Your financial

                               adviser can serve

                                 as a valuable

                              resource in helping

                               you determine if

                                adjustments are

                                 needed in your

                                 current asset

                               allocation plan."


     The portfolio management team for your Nuveen fund plans to continue to focus on finding value in the markets, partly through their Global Revival theme. They expect companies in this theme will see strong earnings growth as economic activity improves around the world. The portfolios also continue to emphasize company-specific situations, particularly where a significant restructuring action is expected to unlock value.

Keeping the Balance. The increased volatility in the markets highlights the importance of maintaining balance in your investment portfolio. With a properly balanced portfolio of equities, bonds and cash, your assets may be better positioned to weather the markets' ups and downs. A balanced portfolio can also help you increase your opportunities for capital growth while reducing risk. Your financial adviser can serve as a valuable resource in helping you determine if adjustments are needed in your current asset allocation plan.

     For more information on any Nuveen investment, including a prospectus, contact your financial adviser. Or call Nuveen at (800) 621-7227 or visit our Internet site at www.nuveen.com. Please read the prospectus carefully before you invest or send money.

     Since 1898, Nuveen has been synonymous with investments that stand the test of time. We are committed to maintaining that reputation and finding the best ways to serve your evolving investment needs. Thank you for your continued confidence.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board
February 15, 2000

SEMIANNUAL REPORT  page 2

NUVEEN BALANCED MUNICIPAL AND STOCK FUND

From the Portfolio Manager's Perspective
--------------------------------------------------------------------------------
Nuveen Balanced Municipal and Stock Fund features portfolio management by two teams of experts - one specializing in municipal bonds and the other in large capitalization equities. To help you understand the fund's performance during the six-month period ending December 31, 1999, we spoke with Tom Spalding of Nuveen Institutional Advisory Corp (NIAC), who manages the municipal portion of the portfolio, and Rob Lyon, president and chief investment officer of Institutional Capital Corporation (ICAP), managing the equity portion.

Q In the six-month period ending December 31, 1999, the Federal Reserve Board (the Fed) raised interest rates twice in response to the threat of inflation as a result of the continued economic strength. Meanwhile, the S&P 500 Index finished the year up 21%, the fifth consecutive increase of more than 20%. How did this environment affect the equity portion of the Nuveen Balanced Municipal and Stock Fund?

ROB The Fed raised interest rates over the period by a total of 50 basis points, causing temporary slumps in stock prices that quickly turned around to finish the year on a high note. Although value-oriented stocks had shown some recovery at the end of the last reporting period, rising interest rates halted the resurgence, and value stocks underperformed growth stocks for the year.
     The fund returned -0.59% for the six-month period ended December 31, 1999.* As of December 31, 1999, 59% of the portfolio was invested in municipal bonds, 40% was invested in stocks, and 1% was invested in cash equivalents.

Q As the economy has grown in the past several years and investors have sought out companies with consistent earnings, growth stocks, which tend to have higher earnings growth rates than value stocks, have been among the market's best performers. What causes value stocks to fall in and out of favor? What happened in 1999?

ROB Historically speaking, value-oriented stocks have tended to outperform during periods of strong and/or accelerating global activity. It didn't happen this way in 1999 because of differentials in sector performance. Value managers were challenged by the combination of extremely strong returns in technology -- a growth-oriented sector -- and very weak (in fact, negative) performance in financials -- a value-oriented sector. In fact, the technology sector alone accounted for about 70% of the entire return of the S&P 500 index.
     Technology stocks were selling at an average 79 times earnings as of December 31, 1999, compared to non-technology stocks at an average of 29 times earnings. Based on the current components of the index, it's obvious that if the technology sector has a period of extended losses, the entire S&P 500 will suffer. We think value investing will regain momentum if that happens.


Nuveen is dedicated to providing investors access to a team of highly experienced investment managers, each overseeing portfolios within their specific areas of expertise. Nuveen has chosen them for their rigorously disciplined investment approaches and their consistent long-term performance.

Drawing on decades of experience and specialized knowledge, these skilled asset managers have earned reputations for excellence in their fields of expertise, whether it be blue-chip growth stocks, large-cap value stocks, bonds or international securities.

Nuveen's subadviser for value investing, Institutional Capital Corporation
(ICAP), is a highly successful institutional money manager with nearly 30 years of experience. They specialize in finding undervalued midsize and large company stocks that are poised for significant growth.

This disciplined, research-oriented approach is a key investment strategy for Nuveen Balanced Municipal and Stock Fund.


Performance figures are quoted for Class A shares at net asset value. Comments cover the six-month period ended December 31, 1999. The views expressed reflect those of the portfolio management team and are subject to change at any time, based on market and other conditions.

* For the one-year period ending December 31,1999, the Nuveen Balanced Municipal and Stock Fund had a total return of 4.64%. Since the fund's inception August 7, 1996, its average annual total return is 10.87%. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

                                                       SEMIANNUAL REPORT  page 3

                                "Our investment

                               process involves

                               seeking out stocks

                                of established,

                                   well-known

                                 companies that

                               we believe offer

                              unrecognized value

                               with a "catalyst"

                               that may trigger

                                 a rise in the

                                stocks' prices."


Q How do you manage a value-oriented fund in a market that favors growth stocks?

ROB Our investment process involves seeking out stocks of established, well-known companies that we believe offer unrecognized value with a "catalyst" that may trigger a rise in the stocks' prices. We follow two primary investment themes to help us look for such companies that stand to benefit from the current economic environment.

     The first theme is Corporate Restructurings, which focuses on companies with past challenges that now have specific restructuring programs well underway. One prime example of this theme is one of the fund's largest holdings, Philips Electronics N.V., whose cost-cutting initiatives continued to create a more focused corporate strategy throughout the period. Philips gained over 100% in 1999 and performed especially well in the fourth quarter.

     We instituted our global revival theme in the spring of 1999, which focused on the stocks of companies that we believed would experience better earnings as a result of an improving world economy. We believe that if earnings growth does continue to improve, that will in turn be reflected in better stock price performance. Some holdings we will watch are in the basic industries (Alcan, Union Carbide) and energy (Conoco, Texaco, Exxon Mobil) sectors.


Q Since, as value investors, you look for companies that may not be in favor but have strong turnaround prospects, how do you know if it is time to sell a holding?

ROB We have a rigorous sell discipline in place, so that, while we buy companies when they are out of favor, we monitor them continuously to see if they meet our expectations for a turnaround. If there are adverse fundamental changes or potential long-term hindrances to what we see as a company's prospects, we sell.

     One example is Xerox. During the fourth quarter of 1999 we sold our holdings in Xerox, which made up a fairly substantial portion of the portfolio, because of an unexpected earnings shortfall and anticipated future underperformance. The earnings shortfall was due to many factors, including a business mix shift to the lower-margin business of document outsourcing, a realignment of the sales force, and an increase in bad debts. We expected that all of these issues would continue to an equal or greater degree into 2000, so we decided to put that part of the fund's assets to better use.

NUVEEN BALANCED MUNICIPAL AND STOCK FUND
Portfolio Allocation

[PIE CHART APPEARS HERE]

 Equity............40%
 Municipal Bonds...59%
 Cash Equivalents...1%


As a percentage of total holdings as of December 31, 1999. Holdings are subject to change.

SEMIANNUAL REPORT  page 4

Q We turn to Tom Spalding to discuss the municipal portion of the portfolio. How did the global economic recovery and Federal Reserve interest rate increases affect your management of this portion of the fund's portfolio?

  NUVEEN BALANCED MUNICIPAL AND STOCK FUND
  Top Five Sectors
  Consumer Cyclicals       21.0%
 --------------------------------
  Financials               14.7%
 --------------------------------
  Technology               12.5%
 --------------------------------
  Health Care              11.0%
 --------------------------------
  Basic Materials          10.4%
 --------------------------------

As a percentage of total stock holdings as of December 31, 1999. Holdings are subject to change.


TOM The benchmark 30-year U.S. Treasury bond yield spiked at a two-year high at one point during the period causing bond prices to fall. Fortunately, our focus on intermediate-term maturities helped mitigate the adverse effects of falling prices.

          The team left the fixed income portion of the portfolio relatively unchanged, but did add one attractive issue: Washington, D.C. Convention Authority general obligation bonds, which are scheduled to mature in 2011.


Q Do you foresee changing the fund's fixed income strategy going into 2000?


TOM We expect economic growth to moderate a bit but stay strong, and inflation should remain in check throughout the first half of 2000. All in all, this combination of strong growth and moderate inflation should keep yields on the 30-year Treasury bond high -- in the 6.0% to 6.4% range -- so we will continue to focus on finding good relative value in the marketplace consistent with pursuing the fund's objective.


Q Rob, what is your outlook for the equity markets and for value stocks in 2000?


ROB In light of the building momentum in the global economy, we have taken steps to increase exposure to more cyclical sectors such as basic materials and energy. Producers in these industries should enjoy some degree of pricing flexibility going forward, in our opinion.

          As far as value stocks go, it is easy to forget in this high-flying market that value has outperformed growth over the long haul. In fact, in the 25 year period ending December 31, 1999, the total return for value stocks as measured by the S&P 500/Barra Value Index was 17.31% versus the total return of 16.76% for growth stocks, as measured by the S&P 500/Barra Growth Index.

          We believe that seeking what are, in our opinion, attractively-priced stocks of companies that can benefit from the infrastructure of a new economy will position the fund strongly for the near future. We believe there is a solid investment case for "old economy" companies that have strong business franchises and that are repositioning for the future.

          We also continue to believe strongly in the potential benefits that a balanced fund combining municipals and equities, such as this one, can provide. Some of these benefits are the growth potential of equities, a monthly tax-free dividend and moderated risk resulting from asset class diversification.

                            "We believe there is a

                             solid investment case

                               for "old economy"

                                companies that

                             have strong business

                              franchises and that

                               are repositioning

                               for the future."


                                                       SEMIANNUAL REPORT  page 5

NUVEEN BALANCED MUNICIPAL AND STOCK FUND

Fund Spotlight as of December 31, 1999

Terms To Know

The following are a few terms used throughout this report.

Duration Duration is an indicator of a portfolio's sensitivity to interest rates.

Market capitalization Also referred to as market cap, market capitalization is a measure of a corporation's value, calculated by multiplying the number of outstanding shares of common stock by the current market price per share. Market capitalization is usually grouped into these main categories:

Large cap:  more than $5 billion in market capitalization
Mid cap:    between $1 billion and $5 billion
Small cap:  $1 billion or less

Price/Earnings Ratio (P/E) The P/E ratio of a stock is calculated by dividing the current price of the stock by its trailing 12 months' earnings per share. A high P/E generally indicates that the market will pay more to obtain the company's stock because investors have confidence in the company's ability to increase its earnings over time. Conversely, a low P/E indicates that investors are less confident that the company's earnings will increase, and therefore are not willing to pay as much for its stock. The weighted average of the price/earnings ratios of the stocks in a mutual fund's portfolio can act as a gauge of the fund's investment strategy in the current market climate by indicating a value orientation (low P/E ratios) or a growth orientation (high P/E ratios).

Total Return Total return is a measure of a fund's performance that takes into account income dividends, capital gains distribution and change in net asset value.

Quick Facts
                                 A Shares    B Shares    C Shares    R Shares
NAV                                $24.69      $25.08      $25.06      $24.51
------------------------------------------------------------------------------
Fund Symbol                         NBMSX       NMNBX       NBMCX         N/A
------------------------------------------------------------------------------
CUSIP                           67064Y883   67064Y875   67064Y867   67064Y859
------------------------------------------------------------------------------
Inception Date                       8/96        8/96        8/96        8/96
------------------------------------------------------------------------------

Total Returns (Annualized)+
                  A Shares               B Shares          C Shares    R Shares
               NAV        Offer      NAV        w/CDSC        NAV         NAV
1-Year         4.64%     -1.37%      3.90%      -0.10%       3.87%       4.92%
------------------------------------------------------------------------------
3-Year         9.65%      7.51%      8.88%       8.03%       8.86%       9.96%
------------------------------------------------------------------------------
Since
Inception     10.87%      8.96%     10.09%       9.38%      10.06%      11.17%
------------------------------------------------------------------------------
SEC 30-Day
Yield          2.74%      2.58%      1.98%        N/A        1.98%       2.99%

+ Returns reflect differences in sales charges and expenses among the share classes. Class A shares have a 5.75% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following six years. Class B shares convert to Class A shares after eight years. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the total return figures.

  Top Five Stock Holdings*
  Philips Electronics N.V.                                                4.8%
------------------------------------------------------------------------------
  U.S. West, Inc.                                                         3.7%
------------------------------------------------------------------------------
  Motorola, Inc.                                                          3.6%
------------------------------------------------------------------------------
  Ford Motor Company                                                      3.5%
------------------------------------------------------------------------------
  Citigroup Inc.                                                          3.2%
------------------------------------------------------------------------------
 * As a percentage of total stock holdings as of December 31, 1999. Holdings are subject to change.

   Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

  Portfolio Statistics
  Total Net Assets                                    $182.3 million
----------------------------------------------------------------------
  Fixed Income
  Average Duration                                              6.86
----------------------------------------------------------------------
  Average Market
  Capitalization (Stocks)                                $55 billion
----------------------------------------------------------------------
  Average P/E                                                   20.1
----------------------------------------------------------------------
  Number of Stocks                                                45
----------------------------------------------------------------------
  Expense Ratio*                                               1.20%
----------------------------------------------------------------------

* For Class A shares after credit/reimbursement.


SEMIANNUAL REPORT  page 6

           Portfolio of Investments (Unaudited)
           Nuveen Balanced Municipal and Stock Fund
           December 31, 1999

                                                               Market
       Shares  Description                                      Value
---------------------------------------------------------------------
               COMMON STOCKS - 38.9%
               Basic Materials - 4.2%
       32,200  Akzo Nobel N.V. Sponsored ADR               $1,601,950
       31,500  Alcan Aluminum Ltd.                          1,297,406
       27,400  International Paper Company                  1,546,388
       21,050  Union Carbide Corporation                    1,405,088
       24,300  Weyerhaeuser Company                         1,745,044
---------------------------------------------------------------------
               Capital Goods - 0.6%
       21,100  General Dynamics Corporation                 1,113,025
---------------------------------------------------------------------
               Consumer Cyclicals - 7.3%
       24,900  Dayton Hudson Corporation                    1,828,594
       35,200  Federated Department Stores, Inc.#           1,779,800
       48,450  Ford Motor Company                           2,589,047
       28,500  General Motors Corporation                   2,071,594
       25,988  Philips Electronics N.V.                     3,508,380
       19,200  TRW Inc.                                       997,200
       25,100  Toys "R" Us, Inc.#                             359,244
---------------------------------------------------------------------
               Consumer Staples - 3.5%
       19,500  Avon Products, Inc.                            643,500
       31,100  Kimberly-Clark Corporation                   2,029,275
       10,800  MediaOne Group, Inc.#                          829,575
       44,200  The Seagram Company Ltd.                     1,986,238
       23,200  Tricon Global Restaurants, Inc.#               896,100
---------------------------------------------------------------------
               Energy - 2.8%
       65,200  Conoco Inc.                                  1,621,850
       27,300  Exxon Mobil Corporation                      2,199,356
       24,700  Texaco Inc.                                  1,341,519
---------------------------------------------------------------------
               Financials - 5.9%
       62,500  Associates First Capital Corporation         1,714,844
       42,312  Citigroup Inc.                               2,350,961
       26,400  Hartford Financial Services Group, Inc.      1,250,700
       47,750  Household International, Inc.                1,778,688
       13,900  Providian Financial Corporation              1,265,769
       61,400  U.S. Bancorp                                 1,462,088
       21,600  Wells Fargo Company                            873,450
---------------------------------------------------------------------

             Portfolio of Investments (Unaudited)

             December 31, 1999

                                                                                                                             Market
      Shares   Description                                                                                                    Value
-----------------------------------------------------------------------------------------------------------------------------------
               Health Care - 4.4%

      44,900   American Home Products Corporation                                                                       $ 1,770,744

      39,036   Aventis SA Sponsored ADR                                                                                   2,220,192

      28,850   Baxter International Inc.                                                                                  1,812,141

      35,550   Becton, Dickinson and Company                                                                                950,963

      19,450   Bristol-Myers Squibb Company                                                                               1,248,447
-----------------------------------------------------------------------------------------------------------------------------------
               Technology - 5.0%

      27,950   Electronic Data Systems Corporation                                                                        1,870,903

      13,050   General Motors Corporation - Class H#                                                                      1,252,800

      20,650   International Business Machines Corporation                                                                2,230,200

      17,596   Motorola, Inc.                                                                                             2,591,011

      11,950   Nortel Networks Corporation                                                                                1,206,950
-----------------------------------------------------------------------------------------------------------------------------------
               Transportation - 1.1%

      18,850   AMR Corporation#                                                                                           1,262,950

      32,400   Northwest Airlines Corporation#                                                                              720,900
-----------------------------------------------------------------------------------------------------------------------------------
               Utilities - 4.1%

      31,660   AT&T Corp.                                                                                                 1,606,745

      34,450   Bell Atlantic Corporation                                                                                  2,120,828

      20,900   Cable & Wireless plc Sponsored ADR                                                                         1,106,394

      37,050   U.S. West, Inc.                                                                                            2,667,600
-------------------------------------------------------------------------------
               Total Common Stocks - (cost $59,266,488)                                                                  70,726,441
               --------------------------------------------------------------------------------------------------------------------
               PREFERRED STOCKS - 1.2%

               Consumer Cyclicals - 1.2%

      67,500   News Corporation Limited Sponsored ADR                                                                     2,257,031
-----------------------------------------------------------------------------------------------------------------------------------
               Total Preferred Stocks - (cost $1,195,563)                                                                 2,257,031
               --------------------------------------------------------------------------------------------------------------------

   Principal                                                                        Optional Call                            Market
      Amount   Description                                                             Provisions*      Ratings**             Value
-----------------------------------------------------------------------------------------------------------------------------------
               MUNICIPAL BONDS - 58.4%
               Alabama - 0.3%

  $  455,000   Alabama Water Pollution Control Authority, Revolving Fund               8/05 at 100            AAA           487,437
               Loan Bonds, Series 1994, 6.625%, 8/15/08
-----------------------------------------------------------------------------------------------------------------------------------
               California - 3.3%

   2,500,000   City of Escondido, California Multifamily Housing Revenue           7/05 at 101 1/2            AAA         2,513,000
               Refunding Bonds (Morning View Terrace Apartments),
               Series 1997B, 5.400%, 1/01/27 (Mandatory put 7/01/07)

     735,000   Northern California Power Agency, Public Power Revenue                 No Opt. Call             A-           752,809
               Refunding Bonds, Geothermal
               Project No. 3, 1993 Series A, 5.650%, 7/01/07

     250,000   County of Orange, California, Refunding Recovery Bonds, 1995           No Opt. Call            AAA           268,310
               Series A, 6.000%, 6/01/10

   1,495,000   Palmdale Civic Authority (Civic Center Refinancing), 1997               7/07 at 102            AAA         1,484,266
               Series A, 5.375%, 7/01/12

   1,000,000   County of San Diego, California, Certificates of                        9/09 at 101           Baa3           990,270
               Participation, The Burnham Institute,
               5.700%, 9/01/11
-----------------------------------------------------------------------------------------------------------------------------------
               Colorado - 2.2%

   2,000,000   City and County of Denver, Colorado, Airport System Revenue            11/06 at 102            AAA         2,056,520
               Bonds, Series 1996B,
               5.625%, 11/15/08 (Alternative Minimum Tax)

   Principal                                                                               Optional Call                     Market
      Amount   Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Colorado (continued)

  $1,000,000   City and County of Denver, Colorado, Airport Special                          1/09 at 101         AAA     $1,024,680
                 Facilities Revenue Bonds (Rental Car Projects),
                 Series 1999A, 6.000%, 1/01/13 (Alternative Minimum Tax)

   2,000,000   Metropolitan Football Stadium District, Colorado, Sales Tax                  No Opt. Call         AAA      1,012,960
                 Revenue Bonds, Series 1999A, 0.000%, 1/01/12
-----------------------------------------------------------------------------------------------------------------------------------
               Connecticut - 3.8%

   1,075,000   Connecticut Housing Finance Authority, Housing Mortgage                       5/06 at 102          AA      1,081,654
                 Finance Program Bonds, 1996 Series B, Subseries B-2, 5.750%, 11/15/08
                  (Alternative Minimum Tax)

   1,000,000   State of Connecticut Health and Educational Facilities Authority, Revenue    No Opt. Call         BBB        959,300
                 Bonds, Hospital for Special Care Issue, Series B, 5.125%, 7/01/07

   1,485,000   Connecticut Development Authority, First Mortgage Gross                      12/06 at 103        BBB+      1,382,283
                 Revenue Health Care Project Refunding Bonds (The Elim Park Baptist Home,
                 Inc. Project), Series 1998A, 4.875%, 12/01/07

   3,500,000   West Haven Housing Authority (Connecticut), Multifamily Housing Revenue       1/01 at 100         N/R      3,506,405
                 Bonds (Meadows Landing Apartments), Series 1998B 6.000%, 1/01/02
                 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               District of Columbia - 1.2%

   1,500,000   District of Columbia, General Obligation Bonds, Series 1998B,                No Opt. Call         AAA      1,571,310
                 6.000%, 6/01/11

     500,000   District of Columbia, General Obligation Refunding Bonds,                    No Opt. Call         AAA        545,210
                 Series A-1, 6.500%, 6/01/10
-----------------------------------------------------------------------------------------------------------------------------------
               Georgia - 1.4%

   2,000,000   Development Authority of Fulton County (Georgia), Special                     5/08 at 101        BBB-      1,809,460
                 Facilities Revenue Bonds (Delta Air Lines, Inc. Project),
                 Series 1998, 5.300%, 5/01/13 (Alternative Minimum Tax)

     760,000   Georgia Housing and Finance Authority, Single Family Mortgage                 6/06 at 102         AAA        744,504
                 Bonds, 1996 Series A, 5.875%, 12/01/19 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Idaho - 1.4%

   1,280,000   Idaho Housing and Finance Association, Single Family Mortgage                 1/07 at 102          A1      1,284,416
                 Bonds, 1997 Series D, 5.950%, 7/01/09 (Alternative Minimum Tax)

   1,345,000   Idaho Housing and Finance Association, Single Family Mortgage             7/07 at 101 1/2          A1      1,346,372
                 Bonds, 1997 Series F, 5.700%, 7/01/10 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Illinois - 5.6%

   1,075,000   Village of Bolingbrook, Will and DuPage Counties, Illinois,                  No Opt. Call         AAA      1,229,144
                 Residential Mortgage Revenue Bonds, Series 1979, 7.500%, 8/01/10

               Community High School District Number 219, Cook County, Illinois (Niles
               Township), General Obligation Limited Tax School Bonds, Series 1998:
   1,130,000     0.000%, 12/01/09                                                           No Opt. Call         AAA        657,886
   2,360,000     0.000%, 12/01/10                                                           No Opt. Call         AAA      1,288,654

               Illinois Development Finance Authority, Economic Development
               Revenue Bonds (The Latin School of Chicago Project), Series 1998:
     270,000     5.200%, 8/01/11                                                             8/08 at 100        Baa2        251,027
     200,000     5.250%, 8/01/12                                                             8/08 at 100        Baa2        184,378
     580,000     5.300%, 8/01/13                                                             8/08 at 100        Baa2        532,312

   2,160,000   Illinois Health Facilities Authority, Revenue Bonds (St.                      7/04 at 102      N/R***      2,389,673
                 Elizabeth's Hospital of Chicago, Inc.), Series 1985, 7.250%,
                 7/01/05 (Pre-refunded to 7/01/04)

   1,500,000   Illinois Health Facilities Authority, Revenue Bonds (OSF                     11/03 at 102           A      1,509,075
                 Healthcare System), Series 1993, 6.000%, 11/15/10

     240,000   Illinois Health Facilities Authority, FHA-Insured Mortgage                    2/06 at 102         AAA        243,024
                 Revenue Bonds (Sinai Health System), Series 1996, 5.500%, 2/15/09

   1,200,000   Illinois Health Facilities Authority, Revenue Bonds (Highland                10/07 at 102         AAA      1,224,528
                 Park Hospital Project), Series 1997A, 5.700%, 10/01/10

     700,000   Kankakee School District No. 111, Kankakee County, Illinois,                  1/06 at 100         AAA        699,090
                 General Obligation School Bonds, Series 1996, 5.500%, 1/01/12

Portfolio of Investments (Unaudited)
Nuveen Balanced Municipal and Stock Fund (continued)
December 31, 1999


   Principal                                                                               Optional Call                     Market
      Amount   Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Indiana - 0.8%

  $1,485,000   Indiana Housing Finance Authority, Single Family Mortgage                     7/08 at 101         Aaa     $1,405,508
                 Revenue Bonds, 1998 Series C-3, 5.300%, 7/01/13
                 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Louisiana - 1.4%

               Parish School Board of the Parish of Jefferson, State of Louisiana,
               Sales Tax School Bonds, Refunding Series 1998:
   1,045,000     0.000%, 3/01/08                                                            No Opt. Call         AAA        673,607
   2,175,000     0.000%, 9/01/08                                                            No Opt. Call         AAA      1,364,813
   1,000,000     0.000%, 3/01/10                                                            No Opt. Call         AAA        573,180
-----------------------------------------------------------------------------------------------------------------------------------
               Maine - 0.1%

     255,000   Town of Winslow, Maine (Crowe Rope Industries Project), General               3/07 at 102         Aaa        262,211
                 Obligation Tax Increment Financing Bonds, 1997 Series A, 6.000%,
                 3/01/11 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Massachusetts - 4.6%

               Massachusetts Development Finance Agency, Resource Recovery Revenue
               Bonds (Ogden Haverhill Project), Series 1998B:
   1,720,000     5.100%, 12/01/12 (Alternative Minimum Tax)                                 12/08 at 102         BBB      1,554,140
   1,885,000     5.200%, 12/01/13 (Alternative Minimum Tax)                                 12/08 at 102         BBB      1,695,407

     250,000   Massachusetts Health and Educational Facilities Authority,                    7/06 at 102         AAA        263,665
                 Revenue Bonds, Melrose-Wakefield Healthcare Corp. Issue, Series C,
                 5.700%, 7/01/08 (Pre-refunded to 7/01/06)

               Massachusetts Industrial Finance Agency, Resource Recovery Revenue
               Refunding Bonds (Ogden Haverhill Project), Series 1998A:
   1,500,000     5.450%, 12/01/12 (Alternative Minimum Tax)                                 12/08 at 102         BBB      1,380,270
   1,825,000     5.500%, 12/01/13 (Alternative Minimum Tax)                                 12/08 at 102         BBB      1,664,856

   1,835,000   Massachusetts Turnpike Authority, Western Turnpike Revenue                    1/00 at 100         AAA      1,825,018
                 Bonds, 1997 Series A, 5.550%, 1/01/17
-----------------------------------------------------------------------------------------------------------------------------------
               Michigan - 1.1%

               Essexville-Hampton Public Schools, County of Bay, State of Michigan,
               1997 School Building and Site Bonds (General Obligation - Unlimited Tax):
   1,000,000     5.400%, 5/01/11 (Pre-refunded to 5/01/07)                                   5/07 at 100         AAA      1,024,790
   1,010,000     5.500%, 5/01/12 (Pre-refunded to 5/01/07)                                   5/07 at 100         AAA      1,040,926
-----------------------------------------------------------------------------------------------------------------------------------
               Mississippi - 0.9%

               Jones County, Mississippi, Hospital Revenue Refunding Bonds (South Central
               Regional Medical Center Project), Series 1997:
   1,285,000     5.350%, 12/01/10                                                           12/07 at 100        BBB+      1,199,509
     500,000     5.400%, 12/01/11                                                           12/07 at 100        BBB+        462,490
-----------------------------------------------------------------------------------------------------------------------------------
               Nebraska - 5.2%

   9,921,273   Energy America (Nebraska), Natural Gas Revenue Note (Metropolitan Utility
               District Project), Series 1997B, 5.700%, 7/01/08                             No Opt. Call         N/R      9,497,238
-----------------------------------------------------------------------------------------------------------------------------------
               Nevada - 1.1%

   1,840,000   Nevada Housing Division, Single Family Mortgage Bonds, 1997                   4/07 at 102         Aa3      1,791,461
                 Series A-1 Mezzanine Bonds, 6.000%, 4/01/15 (Alternative Minimum Tax)

     250,000   Airport Authority of Washoe County, Reno, Nevada, Airport                     7/03 at 102         AAA        256,663
                 Revenue Refunding Bonds, Series 1993B, 5.875%, 7/01/11
-----------------------------------------------------------------------------------------------------------------------------------
               New Hampshire - 2.5%

   1,450,000   New Hampshire Higher Educational and Health Facilities Authority,             1/07 at 102        BBB-      1,428,468
                 Revenue Bonds (New Hampshire College), Series 1997, 6.200%, 1/01/12

   3,000,000   State of New Hampshire, Turnpike System Revenue Bonds, 1992                   4/02 at 102         AAA      3,063,270
                 Series, 6.000%, 4/01/13
-----------------------------------------------------------------------------------------------------------------------------------
               New York - 9.5%

   2,000,000   Certificates of Participation, The State of New York, The City               No Opt. Call        BBB+      2,071,880
                 University of New York (John Jay College of Criminal Justice
                 Project Refunding), 6.000%, 8/15/06

   Principal                                                                               Optional Call                     Market
      Amount   Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               New York (continued)

  $5,000,000   Erie County Industrial Development Agency, Solid Waste                       12/10 at 103         N/R     $5,336,650
                 Disposal Facility Revenue Bonds (1998 CanFibre of Lackawanna
                 Project), 8.875%, 12/01/13 (Alternative Minimum Tax)

     500,000   Metropolitan Transportation Authority, Transit Facilities                    No Opt. Call          A-        512,690
                 Service Contract Bonds, Series O, 5.750%, 7/01/07

     250,000   The City of New York, General Obligation Bonds, Fiscal 1997              11/06 at 101 1/2          A-        256,030
                 Series D, Tax Exempt Bonds, 5.875%, 11/01/11

     500,000   The City of New York, General Obligation Bonds, Fiscal 1997                   4/07 at 101          A-        521,900
                 Series I, 6.000%, 4/15/09

   2,500,000   The City of New York, General Obligation Bonds, Fiscal 1998                   8/07 at 101          A-      2,512,625
                 Series D, 5.500%, 8/01/10

               Dormitory Authority of the State of New York, Revenue Bonds, City University
               Issue, Series U:
     160,000     6.375%, 7/01/08 (Pre-refunded to 7/01/02)                                   7/02 at 102     Baa1***        169,043
     115,000     6.375%, 7/01/08                                                             7/02 at 102        Baa1        120,457

   2,000,000   New York State Thruway Authority, Local Highway and Bridge                    4/06 at 102          A-      2,034,920
                 Service Contract Bonds, Series 1996, 5.625%, 4/01/07

     285,000   New York State Urban Development Corporation, State Facilities               No Opt. Call          A-        299,216
                 Revenue Bonds, 1995 Refunding Series, 6.250%, 4/01/06

   1,700,000   New York State Urban Development Corporation, Project                         1/03 at 102          A-      1,740,919
                 Revenue Bonds (Cornell Center for Theory and Simulation in Science
                 and Engineering Grant), Series 1993, 5.900%, 1/01/07

   1,430,000   Empire State Development Corporation, New York State Urban                   No Opt. Call          A-      1,525,839
                 Development Corporation, Youth Facilities Revenue Bonds,
                 Series 1997, 6.500%, 4/01/07
-----------------------------------------------------------------------------------------------------------------------------------
               North Carolina - 1.4%

   2,045,000   North Carolina Municipal Power Agency Number 1, Catawba                      No Opt. Call         AAA      2,617,457
                 Electric Revenue Bonds, Series 1980, 10.500%, 1/01/10
-----------------------------------------------------------------------------------------------------------------------------------
               Ohio - 2.9%

   1,750,000   City of Dayton, Ohio, Special Facilities Revenue Refunding                   No Opt. Call         BBB      1,755,548
                 Bonds, 1988 Series C (Emery Air Freight Corporation and Emery
                 Worldwide Airlines, Inc. - Guarantors), 6.050%, 10/01/09

   1,500,000   County of Lorain, Ohio, Health Care Facilities Revenue                        2/08 at 101         BBB      1,371,300
                 Refunding Bonds, Series 1998A (Kendal at Oberlin), 5.375%, 2/01/12

   1,875,000   Ohio Building Authority, State Facilities Refunding Bonds                     4/03 at 100         AAA      2,125,875
                 (Toledo Government Office Building), 1982 Series A, 10.125%,
                 10/01/06 (Pre-refunded to 4/01/03)
-----------------------------------------------------------------------------------------------------------------------------------
               Oklahoma - 0.6%

   1,000,000   Oklahoma Industries Authority, Health System Revenue                         No Opt. Call         AAA      1,051,220
                 Refunding Bonds (Obligated Group consisting of INTEGRIS Baptist
                 Medical Center, Inc., INTEGRIS South Oklahoma City Hospital
                 Corporation and INTEGRIS Rural Health, Inc.), Series 1995D,
                 6.000%, 8/15/07
-----------------------------------------------------------------------------------------------------------------------------------
               Pennsylvania - 0.6%

   1,160,000   Pennsylvania Housing Finance Agency, Single Family Mortgage                   4/06 at 102         AA+      1,154,455
                 Revenue Bonds, Series 1996-50A, 5.350%, 10/01/08
-----------------------------------------------------------------------------------------------------------------------------------
               Rhode Island - 1.0%

   1,760,000   City of Providence, Rhode Island, General Obligation Bonds,                   7/07 at 101         AAA      1,856,554
                 1997 Series A, 6.000%, 7/15/09
-----------------------------------------------------------------------------------------------------------------------------------
               Tennessee - 1.5%

   2,700,000   The Industrial Development Board of the City of Cookeville,                  10/03 at 102           A      2,708,640
                 Tennessee, Hospital Refunding Revenue Bonds (Cookeville General
                 Hospital Project), Series 1993, 5.750%, 10/01/10
-----------------------------------------------------------------------------------------------------------------------------------
               Texas - 2.4%

   3,000,000   Abilene Higher Education Authority, Inc., Texas, Student                     11/08 at 100         Aa3      2,773,890
                 Loan Revenue Bonds (Subordinate Lien Fixed Rate Term Bonds),
                 Series 1998B, 5.050%, 7/01/13 (Alternative Minimum Tax)

                City of Austin, Texas, Water, Sewer and Electric Refunding
                Revenue Bonds, Series 1982:
      10,000      14.000%, 11/15/01                                                          5/00 at 100        A***         11,147
     110,000      14.000%, 11/15/01                                                         No Opt. Call           A        120,867

                            Portfolio of Investments (Unaudited)
                            Nuveen Balanced Municipal and Stock Fund (continued) December 31, 1999

   Principal                                                                               Optional Call                     Market
      Amount   Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Texas (continued)

$    250,000   City of San Antonio, Texas, Airport System Improvement                        7/06 at 101         AAA   $    255,743
                 Revenue Bonds, Series 1996, 5.700%, 7/01/09
                 (Alternative Minimum Tax)

     190,000   Texas Department of Housing and Community Affairs, Single                     9/06 at 102         AAA        191,077
                 Family Mortgage Revenue Bonds, 1996 Series E, 5.750%, 3/01/10

   1,000,000   Tyler Health Facilities Development Corporation, Texas,                       7/02 at 100        Baa2        939,240
                 Hospital Revenue Bonds (Mother Frances Hospital Regional HealthCare
                 Center Project), Series 1997A, 5.500%, 7/01/09
-----------------------------------------------------------------------------------------------------------------------------------
               Utah - 0.4%

     500,000   Tooele County, Hazardous Waste Disposal Revenue Bonds                         8/05 at 102         BBB        503,345
                 (Laidlaw Inc/USPCI Clive PJ), Series 1995, 6.750%, 8/01/10
                 (Alternative Minimum Tax)

     200,000   State Board of Regents of the State of Utah, Student Loan                    11/05 at 102         AAA        206,894
                 Revenue Bonds, 1995 Series N Bonds, 6.000%, 5/01/08
                 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Washington - 1.2%

   1,060,000   Tahoma School District No. 409, King County, Washington,                     No Opt. Call         Aaa      1,124,671
                 Unlimited Tax General Obligation Improvement and Refunding Bonds,
                 Series 1997, 6.000%, 12/01/09

     210,000   Washington State Housing Finance Commission, Single-Family                    1/04 at 102         AAA        211,730
                 Mortgage Revenue Bonds (Mortgage Backed Securities Program),
                 Series 1995A, 6.650%, 7/01/16 (Alternative Minimum Tax)

      85,000   Washington Public Power Supply System, Nuclear Project No. 2                 No Opt. Call         Aaa         92,005
                 Revenue Bonds, Series 1981A, 14.375%, 7/01/01

     800,000   Washington Public Power Supply System, Project No. 3                          7/06 at 102         AAA        823,323
                 Refunding Revenue Bonds, Series 1996A, 5.700%, 7/01/09
-----------------------------------------------------------------------------------------------------------------------------------
 110,171,273   Total Municipal Bonds - (cost $108,261,279)                                                              106,454,597
============-----------------------------------------------------------------------------------------------------------------------
               SHORT-TERM INVESTMENTS - 0.5%

$  1,000,000   Allegheny County Industrial Development Authority, Variable                                    VMIG-1      1,000,000
                 Rate Demand Revenue Bonds (Longwood at Oakmont, Inc. Project),
                 Series 1997B, 4.700%, 7/01/27+
-----------------------------------------------------------------------------------------------------------------------------------
$  1,000,000   Total Short-Term Investments - (cost $1,000,000)                                                           1,000,000
============-----------------------------------------------------------------------------------------------------------------------
               Total Investments - (cost $169,723,330) - 99.0%                                                          180,438,069
               --------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 1.0%                                                                       1,850,023
               --------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                       $182,288,092
               ====================================================================================================================




               #    Non-income producing.

               * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

               ** Ratings: Using the higher of Standard & Poor's or Moody's rating.

               *** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

               N/R  Investment is not rated.

               + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.


                                 See accompanying notes to financial statements.

                          Statement of Net Assets (Unaudited)

                          Nuveen Balanced Municipal and Stock Fund
                          December 31, 1999

--------------------------------------------------------------------------------------------------------------------------
Assets
Investment securities, at market value (cost $169,723,330) (note 1)                                           $180,438,069
Cash                                                                                                               576,858
Receivables:
 Dividends                                                                                                          98,818
 Interest                                                                                                        1,770,250
 Investments sold                                                                                                  390,000
 Shares sold                                                                                                       211,367
Deferred organization costs (note 1)                                                                                63,758
Other assets                                                                                                        11,621
--------------------------------------------------------------------------------------------------------------------------
  Total assets                                                                                                 183,560,741
--------------------------------------------------------------------------------------------------------------------------
Liabilities
Payable for shares redeemed                                                                                        967,761
Accrued expenses:
 Management fees (note 5)                                                                                          103,304
 12b-1 distribution and service fees (notes 1 and 5)                                                                83,900
 Other                                                                                                             117,684
--------------------------------------------------------------------------------------------------------------------------
  Total liabilities                                                                                              1,272,649
--------------------------------------------------------------------------------------------------------------------------
Net assets (note 6)                                                                                           $182,288,092
==========================================================================================================================
Class A Shares (note 1)
Net assets                                                                                                    $110,791,971
Shares outstanding                                                                                               4,487,344
Net asset value and redemption price per share                                                                $      24.69
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)     $      26.20
==========================================================================================================================
Class B Shares (note 1)
Net assets                                                                                                    $ 50,441,417
Shares outstanding                                                                                               2,011,526
Net asset value, offering and redemption price per share                                                      $      25.08
==========================================================================================================================
Class C Shares (note 1)
Net assets                                                                                                    $ 19,919,985
Shares outstanding                                                                                                 794,985
Net asset value, offering and redemption price per share                                                      $      25.06
==========================================================================================================================
Class R Shares (note 1)
Net assets                                                                                                    $  1,134,719
Shares outstanding                                                                                                  46,304
Net asset value, offering and redemption price per share                                                      $      24.51
==========================================================================================================================


                                                                           See accompanying notes to financial statements.

                               Statement of Operations (Unaudited)

                               Nuveen Balanced Municipal and Stock Fund
                               Six Months Ended December 31, 1999

-------------------------------------------------------------------------------------------------------------------------
Investment Income (note 1)
Dividends                                                                                                     $   781,829
Interest                                                                                                        3,281,620
-------------------------------------------------------------------------------------------------------------------------
Total investment income                                                                                         4,063,449
-------------------------------------------------------------------------------------------------------------------------
Expenses
Management fees (note 5)                                                                                          707,499
12b-1 service fees - Class A (notes 1 and 5)                                                                      145,858
12b-1 distribution and service fees - Class B (notes 1 and 5)                                                     257,748
12b-1 distribution and service fees - Class C (notes 1 and 5)                                                     101,780
Shareholders' servicing agent fees and expenses                                                                    77,498
Custodian's fees and expenses                                                                                      45,517
Trustees' fees and expenses (note 5)                                                                                6,785
Professional fees                                                                                                  18,648
Shareholders' reports - printing and mailing expenses                                                              38,955
Federal and state registration fees                                                                                22,550
Amortization of deferred organization costs (note 1)                                                               18,148
Other expenses                                                                                                      8,130
-------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement                                            1,449,116
  Custodian fee credit (note 1)                                                                                    (4,297)
  Expense reimbursement (note 5)                                                                                  (38,198)
-------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                                                    1,406,621
-------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                           2,656,828
-------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain from investment transactions (notes 1 and 4)                                                  1,748,526
Net change in unrealized appreciation or depreciation of investments                                           (6,087,610)
-------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                                                               (4,339,084)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                                                         $(1,682,256)
=========================================================================================================================


                                                                          See accompanying notes to financial statements.

                             Statement of Changes in Net Assets (Unaudited)

                             Nuveen Balanced Municipal and Stock Fund

                                                                                        Six months Ended    Year Ended
                                                                                                12/31/99       6/30/99
-----------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                                       $  2,656,828   $  4,217,852
Net realized gain from investment transactions (notes 1 and 4)                                 1,748,526        392,403
Net change in unrealized appreciation or depreciation of investments                          (6,087,610)     5,824,556
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                                         (1,682,256)    10,434,811
-----------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
 Class A                                                                                      (2,285,195)    (3,165,304)
 Class B                                                                                        (444,505)      (611,994)
 Class C                                                                                        (176,924)      (242,322)
 Class R                                                                                         (27,098)       (43,038)
From accumulated net realized gains from investment transactions:
 Class A                                                                                        (496,300)    (3,293,468)
 Class B                                                                                        (222,282)    (1,225,114)
 Class C                                                                                         (87,759)      (486,028)
 Class R                                                                                          (4,836)       (38,192)
-----------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                                     (3,744,899)    (9,105,460)
-----------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                                                              11,910,373     52,403,705
Net proceeds from shares issued to shareholders due to reinvestment of distributions           2,381,255      5,420,959
-----------------------------------------------------------------------------------------------------------------------
                                                                                              14,291,628     57,824,664
Cost of shares redeemed                                                                      (24,891,181)   (26,489,470)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions                           (10,599,553)    31,335,194
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                                        (16,026,708)    32,664,545
Net assets at the beginning of period                                                        198,314,800    165,650,255
-----------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                                             $182,288,092   $198,314,800
=======================================================================================================================
Balance of undistributed net investment income at the end of period                         $    328,382   $    605,276
=======================================================================================================================


                                                                        See accompanying notes to financial statements.

Notes to Financial Statements


1. General Information and Significant Accounting Policies

The Nuveen Balanced Municipal and Stock Fund (the "Fund") is a series of the Nuveen Investment Trust (the "Trust") which was organized as a Massachusetts business trust in 1996. The Trust (and each series within the Trust) is an open-end, diversified management investment company registered under the Investment Company Act of 1940. Prior to commencement of operations on August 7, 1996, the Trust had no operations other than those related to organizational matters and the initial capital contribution of $100,080 (of which $33,360 was allocated to the Fund) by Nuveen Institutional Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, for the issuance of shares on July 29, 1996.

The Fund invests in a mix of equities and tax-exempt securities for capital growth, capital preservation and current tax-exempt income. During temporary defensive periods, the Fund may invest any percentage of its assets in temporary investments.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

Securities Valuation

Common stocks and other equity-type securities are valued at the last sales price on the national securities exchange or Nasdaq on which such securities are primarily traded; however, securities traded on a national securities exchange or Nasdaq for which there are no transactions on a given day or securities not listed on a national securities exchange or Nasdaq are valued at the most recent bid prices. The prices of municipal bonds in the Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities and/or securities having remaining maturities of 60 days or less when purchased, are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At December 31, 1999, the Fund had no such outstanding purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date. Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared and distributed to shareholders monthly. Net ordinary taxable income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income and net realized capital gains are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income and/or distributions in excess of net realized gains from investment transactions, where applicable.

Federal Income Taxes

The Fund intends to distribute all of its net investment income and capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal tax provision is required. In addition, the Fund intends to satisfy conditions which will enable interest from municipal obligations, which is exempt from regular federal income tax when received by the Fund, to qualify as exempt-interest dividends when distributed to shareholders of the Fund. Net realized capital gains and ordinary income distributions are subject to federal taxation.

Flexible Sales Charge Program

The Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances, or by specified classes of shareholders.

Derivative Financial Instruments

The Fund may invest in options and futures transactions, which are sometimes referred to as derivative transactions. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the six months ended December 31, 1999.

Expense Allocation

Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby the custodian fees and expenses are reduced by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Deferred Organization Costs

The Fund's share of costs incurred by the Trust in connection with its organization and initial registration of shares was deferred and is being amortized over a 60-month period beginning August 7, 1996 (commencement of operations). If any of the initial shares of the Fund are redeemed during this period, the proceeds of the redemption will be reduced by the pro-rata share of the unamortized organization costs as of the date of redemption.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares
Transactions in Fund shares were as follows:


                                                                              Six Months Ended               Year Ended
                                                                                  12/31/99                    6/30/99
                                                                          -----------------------     -----------------------
                                                                           Shares        Amount       Shares         Amount
-----------------------------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                                                  237,606   $  5,857,152      801,383   $ 19,758,610
  Class B                                                                  135,429      3,384,349      950,013     23,509,766
  Class C                                                                  100,258      2,517,332      361,871      9,025,013
  Class R                                                                    6,151        151,540        4,472        110,316
Shares issued to shareholders due to reinvestment of distributions:
  Class A                                                                   76,748      1,899,048      166,972      4,085,713
  Class B                                                                   13,617        340,466       38,607        947,489
  Class C                                                                    4,755        118,780       13,468        330,353
  Class R                                                                      934         22,961        2,354         57,404
-----------------------------------------------------------------------------------------------------------------------------
                                                                           575,498     14,291,628    2,339,140     57,824,664
-----------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                                                 (696,045)   (17,172,852)    (695,219)   (17,146,719)
  Class B                                                                 (192,623)    (4,804,125)    (202,066)    (5,046,935)
  Class C                                                                 (109,669)    (2,732,934)    (160,113)    (3,961,328)
  Class R                                                                   (7,459)      (181,270)     (13,418)      (334,488)
-----------------------------------------------------------------------------------------------------------------------------
                                                                        (1,005,796)   (24,891,181)  (1,070,816)   (26,489,470)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                                   (430,298)  $(10,599,553)   1,268,324   $ 31,335,194
=============================================================================================================================


3. Distributions to Shareholders
The Fund declared a dividend distribution from its tax-exempt net investment income which was paid on February 1, 2000, to shareholders of record on January 7, 2000, as follows:

--------------------------------------------------------------------------------
Dividend per share:
   Class A                                                             $.0495
   Class B                                                              .0345
   Class C                                                              .0345
   Class R                                                              .0545
================================================================================

4. Securities Transactions

Purchases and sales (including maturities) of investments in common and preferred stocks, municipal bonds and short-term investments for the six months ended December 31, 1999, were as follows:

--------------------------------------------------------------------------------
Purchases:
   Common and preferred stocks                                    $45,587,191
   Municipal bonds                                                  6,664,920
   Short-term investments                                           4,200,000

Sales:
   Common and preferred stocks                                     47,727,578
   Municipal bonds                                                 14,030,535
   Short-term investments                                           6,700,000
================================================================================

At December 31, 1999, the identified cost of investments owned for federal income tax purposes was $170,292,541. Net unrealized appreciation for federal income tax purposes aggregated $10,145,528 of which $15,753,973 related to appreciated securities and $5,608,445 related to depreciated securities.

5. Management Fee and Other Transactions with Affiliates

Under the Fund's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, which is based upon the average daily net assets of the Fund as follows:

Average Daily Net Assets                                       Management Fee
--------------------------------------------------------------------------------
For the first $125 million                                         .7500 of 1%
For the next $125 million                                          .7375 of 1
For the next $250 million                                          .7250 of 1
For the next $500 million                                          .7125 of 1
For the next $1 billion                                            .7000 of 1
For net assets over $2 billion                                     .6750 of 1
================================================================================

The Adviser has agreed to waive fees and reimburse expenses, in order to prevent total operating expenses (excluding any 12b-1 distribution or service fees and extraordinary expenses) from exceeding .95% of the average daily net asset value of any class of Fund shares through July 31, 2000.

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Institutional Capital Corporation ("ICAP"), of which The John Nuveen Company owns a minority interest, under which ICAP manages the Fund's equity portion of the investment portfolio. ICAP is compensated for its services from the management fee paid to the Adviser. The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser.

During the six months ended December 31, 1999, John Nuveen & Co. Incorporated (the "Distributor"), a wholly owned subsidiary of The John Nuveen Company, collected sales charges on purchases of Class A Shares of approximately $51,900, of which approximately $45,400 were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the six months ended December 31, 1999, the Distributor compensated authorized dealers directly with approximately $139,700 in commission advances at the time of purchase. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended December 31, 1999, the Distributor retained approximately $242,900 in such 12b-1 fees. The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor also collected and retained approximately $125,500 of CDSC on share redemptions during the six months ended December 31, 1999.

6. Composition of Net Assets

At December 31, 1999, the Fund had an unlimited number of $.01 par value per share common stock authorized. Net assets consisted of:

--------------------------------------------------------------------------------
Capital paid-in                                                     $170,065,838
Balance of undistributed net investment income                           328,382
Accumulated net realized gain from investment transactions             1,179,133
Net unrealized appreciation of investments                            10,714,739
--------------------------------------------------------------------------------
Net assets                                                          $182,288,092
================================================================================

7. Investment Composition
At December 31, 1999, the revenue sources expressed as a percent of total common stocks, preferred stocks, and municipal bonds, were as follows:

--------------------------------------------------------------------------------
Basic Materials                                                               4%
Consumer Cyclicals                                                            9
Consumer Staples                                                              4
Education and Civic Organizations                                             5
Energy                                                                        3
Financials                                                                    6
Health Care                                                                  10
Housing/Multifamily                                                           3
Housing/Single Family                                                         5
Tax Obligation/General                                                        6
Tax Obligation/Limited                                                        6
Technology                                                                    5
Transportation                                                                8
U.S.Guaranteed                                                                6
Utilities                                                                    17
Other                                                                         3
--------------------------------------------------------------------------------
                                                                            100%
================================================================================

35% of the municipal bonds owned by the Fund are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. government or U.S. government agency securities, either of which ensure the timely payment of principal and interest in the event of default. Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of the Fund's shares.

For additional information regarding each investment security, refer to the Portfolio of Investments of the Fund.

               Financial Highlights (Unaudited)

               Selected data for a share outstanding throughout each period:


Class (Inception Date)
                                          Investment Operations          Less Distributions
                                          ---------------------          ------------------
                                                      Net
                                                Realized/
                                               Unrealized
                           Beginning      Net     Invest-                Net                      Ending
                                 Net  Invest-        ment            Invest-                         Net
Year Ended                     Asset     ment        Gain               ment   Capital             Asset      Total
June 30,                       Value   Income       (Loss)   Total    Income     Gains     Total   Value  Return(a)
-------------------------------------------------------------------------------------------------------------------
Class A (8/96)
  2000 (e)                    $25.45     $.38       $(.53)   $(.15)    $(.50)    $(.11)   $ (.61)   $24.69   (.59)%
  1999                         25.46      .62         .70     1.32      (.65)     (.68)    (1.33)    25.45   5.49
  1998                         23.11      .67        2.66     3.33      (.61)     (.37)     (.98)    25.46  14.71
  1997 (d)                     20.00      .56        3.02     3.58      (.42)     (.05)     (.47)    23.11  18.05
Class B (8/96)
  2000 (e)                     25.65      .29        (.53)    (.24)     (.22)     (.11)     (.33)    25.08   (.94)
  1999                         25.53      .46         .68     1.14      (.34)     (.68)    (1.02)    25.65   4.71
  1998                         23.11      .49        2.67     3.16      (.37)     (.37)     (.74)    25.53  13.91
  1997 (d)                     20.00      .40        3.04     3.44      (.28)     (.05)     (.33)    23.11  17.32
Class C (8/96)
  2000 (e)                     25.63      .29        (.53)    (.24)     (.22)     (.11)     (.33)    25.06   (.94)
  1999                         25.51      .45         .69     1.14      (.34)     (.68)    (1.02)    25.63   4.71
  1998                         23.10      .49        2.66     3.15      (.37)     (.37)     (.74)    25.51  13.87
  1997 (d)                     20.00      .40        3.03     3.43      (.28)     (.05)     (.33)    23.10  17.27
Class R (8/96)
  2000 (e)                     25.33      .41        (.53)    (.12)     (.59)     (.11)     (.70)    24.51   (.47)
  1999                         25.39      .68         .71     1.39      (.77)     (.68)    (1.45)    25.33   5.81
  1998                         23.11      .72        2.66     3.38      (.73)     (.37)    (1.10)    25.39  14.94
  1997 (d)                     20.00      .61        3.03     3.64      (.48)     (.05)     (.53)    23.11  18.38
=================================================================================================================








Class (Inception Date)


                                                    Ratios/Supplemental Data
                          -----------------------------------------------------------------------------------
                                      Before Credit/         After              After Credit/
                                      Reimbursement      Reimbursement (b)    Reimbursement (c)
                                    ------------------   ------------------   ------------------
                                                 Ratio                Ratio                Ratio
                                                of Net               of Net               of Net
                                               Invest-              Invest-              Invest-
                                    Ratio of      ment   Ratio of      ment   Ratio of      ment
                                    Expenses    Income   Expenses    Income   Expenses    Income
                           Ending         to        to         to        to         to        to
                              Net    Average   Average    Average   Average    Average   Average   Portfolio
Year Ended                 Assets        Net       Net        Net       Net        Net       Net    Turnover
June 30,                     (000)    Assets    Assets     Assets    Assets     Assets    Assets        Rate
-------------------------------------------------------------------------------------------------------------
Class A (8/96)
  2000 (e)               $110,792       1.24%*    3.03%*     1.20%*    3.07%*     1.20%*    3.07%*        28%
  1999                    123,917       1.23      2.48       1.19      2.52       1.19      2.52          52
  1998                    117,005       1.36      2.47       1.10      2.73       1.10      2.73          87
  1997 (d)                 79,952       1.58*     2.31*      1.10*     2.79*      1.10*     2.79*         32
Class B (8/96)
  2000 (e)                 50,441       1.99*     2.29*      1.95*     2.33*      1.95*     2.33*         28
  1999                     52,718       1.98      1.79       1.94      1.83       1.94      1.83          52
  1998                     32,384       2.10      1.71       1.85      1.96       1.85      1.96          87
  1997 (d)                  2,051       2.22*     1.62*      1.85*     1.99*      1.85*     1.99*         32
Class C (8/96)
  2000 (e)                 19,920       1.99*     2.29*      1.95*     2.33*      1.95*     2.33*         28
  1999                     20,498       1.98      1.76       1.94      1.80       1.94      1.80          52
  1998                     14,908       2.11      1.71       1.85      1.97       1.85      1.97          87
  1997 (d)                  1,559       2.29*     1.53*      1.85*     1.97*      1.85*     1.97*         32
Class R (8/96)
  2000 (e)                  1,135        .99*     3.28*       .95*     3.32*       .95*     3.33*         28
  1999                      1,182        .98      2.73        .94      2.77        .94      2.77          52
  1998                      1,353       1.11      2.73        .85      2.99        .85      2.99          87
  1997 (d)                  6,963       2.05*     1.96*       .85*     3.16*       .85*     3.16*         32
=============================================================================================================


*   Annualized.

(a) Total returns are calculated on net asset value without any sales charge and are not annualized.

(b) After expense reimbursement from the investment adviser, where applicable (note 5).

(c) After custodian fee credit and expense reimbursement, where applicable (notes 1 and 5).

(d) From commencement of class operations as noted.

(e) For the six months ended December 31, 1999.

Fund Information


Board of Trustees

James E. Bacon

Jack B. Evans

William T. Kissick

Thomas E. Leafstrand

Timothy R. Schwertfeger

Sheila W. Wellington


Fund Manager
Nuveen Institutional Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606


Transfer Agent and
Shareholder Services
Chase Global Funds Services Co.
P.O. Box 5186
New York, NY 10274
(800) 257-8787


Legal Counsel
Chapman & Cutler
Chicago, IL.


Independent Public Accountants
Arthur Andersen LLP
Chicago, IL

     SERVING
Investors for Generations

[Photo of John Nuveen Sr. appears here]

John Nuveen, Sr.


Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies whose aim is to provide consistent, competitive performance over time -- with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our growth, growth and income, income, and tax-free funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.


NUVEEN

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

www.nuveen.com

                                           December 31, 1999   Semiannual Report

                                                                          NUVEEN
                                                                    Mutual Funds

Extraordinary Talent. Masterful Performance.

Nuveen European Value Fund

For investors seeking long-term growth potential and international diversification.


[PHOTO APPEARS HERE]

 Featuring Portfolio Management By Institutional Capital Corporation

    Contents

 1  Dear Shareholder

 3  From the Portfolio Manager's Perspective

 6  Fund Spotlight

 7  Portfolio of Investments

 8  Statement of Net Assets

 9  Statement of Operations

10  Statement of Changes in Net Assets

11  Notes to Financial Statements

15  Financial Highlights

16  Building a Better Portfolio

17  Fund Information

DEAR
Shareholder

[Photo of Timothy R. Schwertfeger Appears Here]

Timothy R. Schwertfeger
Chairman of the Board

How did you gain your financial wisdom? While some of us study finance, the financial markets, economics or related disciplines in formal programs, most of us end up accumulating practical knowledge through the years, from friends, family, colleagues and media.

At Nuveen, we believe a formal financial education should start early in life. A study sponsored by the National Council on Economic Education shows that a whopping 66% of high school students tested on basic money skills scored an "F." Only 3% received an "A."


Because we believe strongly in education and are committed to children's financial literacy, we have launched a community service program, Kid$ense, in our hometown of Chicago.

     The Kid$ense curriculum, which is available for grades kindergarten through sixth, includes textbooks, teaching materials and teacher training. The lessons introduce children to the concept of money and how it works in society; buying, selling and trading; working, earning, saving and investing.

     Nuveen's commitment to children's financial literacy goes beyond the 250 Chicago public schools who have benefited from the Kid$ense curriculum. We also have a commitment to family wealth management, which is a positive philosophy that addresses the role of wealth in our lives and our world.

     At Nuveen, we are dedicated to helping you and your financial adviser develop a family wealth management strategy unique to you and your goals and values. In your next shareholder report, look for more information about Nuveen's dedication to Family Wealth Management, or ask your financial adviser about this new approach to investing.

The Economic Environment. I want to briefly report on the economic environment in which your Nuveen investment performed. Read on, as we've conducted an in-depth interview with a representative from your fund's portfolio management team, describing how the team of investment and research professionals directed the portfolio during the semiannual fiscal period ended December 31, 1999.

     The equity markets ended 1999 with a record-breaking performance as the Dow Jones Industrial Average reached 11,497 at December 31, 1999. Although European stocks, as measured by the MSCI Europe Index, underperformed the Standard & Poor's 500 Index of U.S. stocks for the year, they had an extremely strong six months ending December 31, returning 18.93% versus the S&P 500's 7.69% for the period.

     European central banks implemented interest rate cuts late in 1998 to stimulate the economy, which was feeling the effects of the Asian crisis of 1997-98. We expect economic growth in Europe to continue.

     Your portfolio management team plans to continue to focus on finding value in the European markets, partly through their Global Revival theme. They expect companies in this theme will see strong earnings growth as economic activity improves around the world. The portfolios also will continue to emphasize company-specific situations, particularly where a significant restructuring action is expected to unlock value.


                                "We also have a
                                 commitment to
                                 family wealth
                                  management,
                                  which is a
                             positive philosophy
                                that addresses
                              the role of wealth
                                 in our lives
                                and our world."


                                                       SEMIANNUAL REPORT  page 1

                                "Your financial
                               adviser can serve
                                 as a valuable
                             resource in helping
                               you determine if
                                adjustments are
                                needed in your
                                 current asset
                               allocation plan."


Keeping the Balance. The increased volatility in the markets highlights the importance of maintaining balance in your investment portfolio. With a properly balanced portfolio of equities, bonds and cash, your assets may be better positioned to weather the markets' ups and downs. A balanced portfolio can also help you increase your opportunities for capital growth while reducing risk. Your financial adviser can serve as a valuable resource in helping you determine if adjustments are needed in your current asset allocation plan.

     For more information on any Nuveen investment, including a prospectus, contact your financial adviser. Or call Nuveen at (800) 621-7227 or visit our Internet site at www.nuveen.com. Please read the prospectus carefully before you invest or send money.

     Since 1898, Nuveen has been synonymous with investments that stand the test of time. As we enter a new millennium, we are committed to maintaining that reputation and finding the best ways to serve your evolving investment needs. Thank you for your continued confidence.

Sincerely,



/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board
February 15, 2000


SEMIANNUAL REPORT  page 2

NUVEEN EUROPEAN VALUE FUND

From the Portfolio Manager's Perspective
-------------------------------------------------------------------------------

Nuveen European Value Fund features portfolio management from Institutional Capital Corporation (ICAP), which specializes in large capitalization equities. To help you understand the fund's performance during the six-month period ending December 31, 1999, we spoke with Rob Lyon, president and chief investment officer of ICAP, the subadviser of the fund.

Q As Europe and Asia began an impressive recovery, European stock prices had an extremely strong run in the six-month period ending December 31, 1999. At the same time, the Federal Reserve (the Fed) raised U.S. interest rates twice in the period in response to continued economic strength and the potential threat of inflation. How did this active world environment affect Europe and the Nuveen European Value Fund?

ROB The fund returned 20.54% for the six-month period ending December 31, 1999. For the one-year period and since the fund's inception (May 29, 1998), the fund had average annual total returns of 25.97% and 13.18%, respectively.

     Thanks to a late 1998 stimulus in the form of several interest rate cuts all across Europe, the region began a strong recovery from the Asian financial crisis of 1997-98. Although European stocks temporarily declined in reaction to each successive interest rate hike by the Fed, they came back to outperform the S&P 500 for the six-month period ending December 31, 1999*.


Q  What kinds of strategies did you employ for the fund during the period?

ROB Our primary aim for the fund in all economic environments is to discover well-known European stocks that offer unrecognized relative value and a "catalyst" -- a corporate restructuring, a market deregulation, or a new product -- that will unlock a stock's hidden value and trigger significant price appreciation.

     For the six-month period, the fund's investment strategy remained relatively unchanged and the team continued to focus on the overriding theme of corporate restructurings. This theme allows us to look at historically underperforming companies which now have specific restructuring programs well underway. Such restructuring activity could be mergers, acquisitions or divestitures that we believe will unlock shareholder value.


Nuveen is dedicated to providing investors access to a team of highly experienced investment managers, each overseeing portfolios within their specific areas of expertise. Nuveen has chosen them for their rigorously disciplined investment approaches and their consistent long-term performance.

Drawing on decades of experience and specialized knowledge, these skilled asset managers have earned reputations for excellence in their fields of expertise, whether it be blue-chip growth stocks, large-cap value stocks, bonds or international securities.

Nuveen's subadviser for value investing, Institutional Capital Corporation
(ICAP), is a highly successful institutional money manager with nearly 30 years of experience. They specialize in finding undervalued midsize and large company stocks that are poised for significant growth.

This disciplined, research-oriented approach is the key investment strategy for Nuveen European Value Fund.


  Performance figures are quoted for Class A shares at net asset value. Comments cover the period ending December 31, 1999. The views expressed reflect those of the portfolio management team and are subject to change at any time, based on market and other conditions.

* Performance of European stocks is measured by the MSCI Europe Index, an unmanaged index which does not represent Nuveen fund performance. The S&P 500 is an unmanaged index comprised of U.S. stocks. Index returns reflect total returns and assume reinvestment of dividends but do not include any initial or ongoing expenses.


                                                       SEMIANNUAL REPORT  page 3

                               "In light of the
                              building momentum
                                 in the global
                               economy, we have
                                taken steps to
                               increase exposure
                               to more cyclical
                                sectors such as
                                basic materials
                                 and energy."


Q Can you provide any examples of the corporate restructurings theme at work in the fund?

ROB One excellent example is Philips Electronics N.V. Philips is the fund's largest holding, and gained more than 100% in 1999. Philips' cost-cutting initiatives continued to create a more focused corporate strategy throughout the period. Another example is Total Fina, which merged with Elf Acquitaine, the French oil company and longtime Nuveen European Value Fund holding, to create the world's fourth-largest oil company. The combined company -- using the name Total Fina -- was up sharply over the period.

     KPN is the incumbent telecommunications provider for the Netherlands whose stock price has been punished over the last year due to concerns with the industry regulator and competition. At this point, however, conditions appear to be improving for KPN in our opinion. The regulator's willingness to modify tariffs in KPN's favor, along with KPN's strong performance to date despite the new competition on the scene, look promising for the company.

     Another example is a firm called Peninsular & Oriental Steam Navigation Company (P&O). A diversified international company with its origins in shipping, P&O also runs ferry operations, construction, property investment, and port/transport services. It also owns Princess Cruises, one of the three global leaders in the cruise field. Management has implemented a program to reduce debt and plan for an initial public offering of their container shipping joint venture. The remaining company would be debt-free and focused on its Princess and P&O cruise operations.

     In light of the building momentum in the global economy, we have taken steps to increase exposure to more cyclical sectors such as basic materials and energy. Producers in these industries should enjoy some degree of pricing flexibility going forward, in our opinion. Alternatively, we have reduced our holdings in sectors such as consumer services and staples where we see pricing pressure as more intense.


Q Since, as value investors, you look for companies that may not be in favor but have strong turnaround prospects, how do you know if it is time to sell a holding?

ROB We have a rigorous sell discipline in place, so that, while we buy companies when they are out of favor, we monitor them thoroughly and continuously to see if they meet our expectations for a turnaround. If there are adverse fundamental changes or potential long-term hindrances to what we see as the companies' prospects, we sell our holdings.


NUVEEN EUROPEAN VALUE FUND

  Country Allocation
  Netherlands              22.1%
---------------------------------
  United Kingdom           19.8%
---------------------------------
  France                   16.2%
---------------------------------
  Germany                  8.7%
---------------------------------
  Ireland                  8.6%
---------------------------------
  Switzerland              7.5%
---------------------------------
  Finland                  6.6%
---------------------------------
  Italy                    4.0%
---------------------------------
  Austria                  3.3%
---------------------------------
  Portugal                 3.2%
---------------------------------

As a percentage of total stock holdings as of December 31, 1999. Holdings are subject to change.

SEMIANNUAL REPORT  page 4

                       "We look for the European economy
                                 to improve as
                                   the global
                              recovery continues."

Q  What is your outlook for the European equity markets in 2000?

ROB Continued strong U.S. growth should serve as a stimulus to Europe, even if it does moderate a bit in 2000. Any sign of inflation will prompt a quick response by the Fed in the form of another interest rate increase in the U.S. That could set off volatility in European markets, but it would likely be short-lived. We look for the European economy to improve as the global recovery continues. Industrial production numbers have been climbing after nearly two years of declines.

     As Europe continues to grow, companies will keep up with the trend toward corporate restructuring, preparing them for future global strength.

NUVEEN EUROPEAN VALUE FUND

Top Five Sectors
  Financials               17.3%
----------------------------------
  Consumer Cyclicals       16.9%
----------------------------------
  Communication Services   15.8%
----------------------------------
  Basic Materials          14.1%
----------------------------------
  Consumer Staples          8.7%
----------------------------------

As a percentage of total stock holdings as of December 31, 1999. Holdings are subject to change.

                                                       SEMIANNUAL REPORT  page 5

Terms To Know

The following are a few terms used throughout this report.

Market Capitalization   Also referred to as market cap, market capitalization is
a measure of a corporation's value, calculated by multiplying the number of outstanding shares of common stock by the current market price per share. Market capitalization is usually grouped into these main categories:

Large cap:  over $5 billion in market capitalization
Mid cap:    between $1 billion and $5 billion
Small cap:  $1 billion or less

Price/Earnings Ratio (P/E)   The P/E ratio of a stock is calculated by dividing
the current price of the stock by its trailing 12 months' earnings per share. A high P/E generally indicates that the market will pay more to obtain the company's stock because investors have confidence in the company's ability to increase its earnings over time. Conversely, a low P/E indicates that investors are less confident that the company's earnings will increase, and therefore are not willing to pay as much for its stock. The weighted average of the price/earnings ratios of the stocks in a mutual fund's portfolio can act as a gauge of the fund's investment strategy in the current market climate by indicating a value orientation (low P/E ratios) or a growth orientation (high P/E ratios).

Total Return   Total return is a measure of a fund's performance that takes into account income dividends, capital gains distribution and change in net asset value.



NUVEEN EUROPEAN VALUE FUND

Fund Spotlight as of December 31, 1999

Quick Facts

                                        A Shares    B Shares    C Shares    R Shares
NAV                                       $24.01      $23.92      $23.92      $24.04
------------------------------------------------------------------------------------
Fund Symbol                                  N/A         N/A         N/A         N/A
------------------------------------------------------------------------------------
CUSIP                                  67064Y842   67064Y834   67064Y826   67064Y818
------------------------------------------------------------------------------------
Inception Date                              5/98        5/98        5/98        5/98
------------------------------------------------------------------------------------

Total Returns+

                         A Shares               B Shares         C Shares    R Shares
                      NAV       Offer       NAV        w/CDSC       NAV         NAV
1-Year               25.97%     18.71%     25.10%      21.10%      25.16%      26.33%
-------------------------------------------------------------------------------------
Since
Inception*           13.18%      9.05%     12.38%      10.02%      12.38%      13.49%

+ Returns reflect differences in sales charges and expenses among the share classes. Class A shares have a 5.75% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following six years. Class B shares convert to Class A shares after eight years. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in total return figures.

*  Annualized

Portfolio Allocation
[PIE CHART APPEARS HERE]
Equity  100%


Portfolio Statistics

Total Net Assets         $13.4 million
--------------------------------------
Average Market
Capitalization (Stocks)    $48 billion
--------------------------------------
Average P/E                       20.0
--------------------------------------
Number of Stocks                    24
--------------------------------------
Expense Ratio*                   1.55%
--------------------------------------

* For Class A shares after credit/reimbursement.


Top Ten Stock Holdings

Philips Electronic N.V.                                   7.9%
--------------------------------------------------------------
ING Groep N.V. Sponsored ADR                              6.4%
--------------------------------------------------------------
Aventis SA Sponsored ADR                                  5.6%
--------------------------------------------------------------
Independent News & Media plc                              4.9%
--------------------------------------------------------------
Deutsche Telekom AG Sponsored ADR                         4.6%
--------------------------------------------------------------
Nestle SA Sponsored ADR                                   4.5%
--------------------------------------------------------------
Diageo plc Sponsored ADR                                  4.2%
--------------------------------------------------------------
Peninsular and Oriental Steam Navigation Company
Sponsored ADR                                             4.1%
--------------------------------------------------------------
Deutsche Bank AG Sponsored ADR                            4.1%
--------------------------------------------------------------
Cable & Wireless plc Sponsored ADR                        4.1%
--------------------------------------------------------------
As a percentage of total stock holdings as of December 31, 1999. Holdings are subject to change.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than original cost. Performance of classes will differ. For additional information, please see the fund prospectus.


SEMIANNUAL REPORT  page 6

Portfolio of Investments (Unaudited)
Nuveen European Value Fund
December 31, 1999




                                                                                          Market
       Shares    Description                                                               Value
------------------------------------------------------------------------------------------------
                 COMMON STOCKS - 98.5%
                 Basic Materials - 13.9%
       10,200    Akzo Nobel N.V. Sponsored ADR                                       $   507,450
       17,000    Jefferson Smurfit Group plc Sponsored ADR                               493,000
       12,500    Pechiney SA Sponsored ADR                                               453,906
        9,600    UPM-Kymmene Oyj Corporation Sponsored ADR                               410,400
------------------------------------------------------------------------------------------------
                 Capital Goods - 3.2%
       25,100    Rolls-Royce plc Sponsored ADR                                           431,845
------------------------------------------------------------------------------------------------
                 Communication Services - 15.7%
       10,300    Cable & Wireless plc Sponsored ADR                                      545,256
        8,500    Deutsche Telekom AG Sponsored ADR                                       603,500
       38,300    Portugal Telecom SA Sponsored ADR                                       416,513
        5,500    KPN N.V. Sponsored ADR                                                  528,688
------------------------------------------------------------------------------------------------
                 Consumer Cyclicals - 16.6%
       53,500    Granada Group plc                                                       542,040
       97,200    Independent News & Media plc                                            651,295
        7,702    Philips Electronics N.V.                                              1,039,770
------------------------------------------------------------------------------------------------
                 Consumer Staples - 8.5%
       17,400    Diageo plc Sponsored ADR                                                556,800
        6,500    Nestle SA Sponsored ADR                                                 592,246
------------------------------------------------------------------------------------------------
                 Energy - 7.3%
        9,600    ENI Sponsored ADR                                                       529,200
        6,585    Total Fina SA Sponsored ADR                                             456,011
------------------------------------------------------------------------------------------------
                 Financials - 17.1%
       39,400    Bank Austria AG Sponsored ADR                                           442,297
        6,500    Deutsche Bank AG Sponsored ADR                                          546,281
       13,850    ING Groep N.V. Sponsored ADR                                            844,850
       79,300    Merita plc                                                              467,618
------------------------------------------------------------------------------------------------
                 Health Care - 8.5%
       13,129    Aventis SA Sponsored ADR                                                746,683
        3,400    Roche Holding AG Sponsored ADR                                          401,442
------------------------------------------------------------------------------------------------
                 Transportation - 4.1%
       16,500    Peninsular and Oriental Steam Navigation Company Sponsored ADR          546,756
------------------------------------------------------------------------------------------------
                 Utilities - 3.6%
       27,000    Vivendi Sponsored ADR                                                   485,225
------------------------------------------------------------------------------------------------
                 Total Investments - (cost $11,111,070) - 98.5%                       13,239,072
                 -------------------------------------------------------------------------------
                 Other Assets Less Liabilities - 1.5%                                    205,701
                 -------------------------------------------------------------------------------
                 Net Assets - 100%                                                   $13,444,773
                 ===============================================================================

                                 See accompanying notes to financial statements.

Statement of Net Assets (Unaudited)
Nuveen European Value Fund
December 31, 1999


----------------------------------------------------------------------------------
Assets
Investment securities, at market value (cost $11,111,070) (note 1)     $13,239,072
Cash                                                                       123,261
Receivables:
  Dividends                                                                 18,719
  Fund manager (note 4)                                                      1,396
  Shares sold                                                               30,113
Deferred organization costs (note 1)                                        92,085
Other assets                                                                42,837
----------------------------------------------------------------------------------
     Total assets                                                       13,547,483
----------------------------------------------------------------------------------
Liabilities
Payable for shares redeemed                                                 55,286
Accrued expenses:
  12b-1 distribution and service fees (notes 1 and 4)                        4,363
  Other                                                                     43,061
----------------------------------------------------------------------------------
     Total liabilities                                                     102,710
----------------------------------------------------------------------------------
Net assets (note 5)                                                    $13,444,773
==================================================================================
Class A Shares (note 1)
Net assets                                                             $ 3,893,853
Shares outstanding                                                         162,152
Net asset value and redemption price per share                         $     24.01
Offering price per share (net asset value per share plus
  maximum sales charge of 5.75% of offering price)                     $     25.47
==================================================================================
Class B Shares (note 1)
Net assets                                                             $ 3,697,953
Shares outstanding                                                         154,582
Net asset value, offering and redemption price per share               $     23.92
==================================================================================
Class C Shares (note 1)
Net assets                                                             $   803,111
Shares outstanding                                                          33,581
Net asset value, offering and redemption price per share               $     23.92
==================================================================================
Class R Shares (note 1)
Net assets                                                             $ 5,049,856
Shares outstanding                                                         210,088
Net asset value, offering and redemption price per share               $     24.04
==================================================================================


                                 See accompanying notes to financial statements.

Statement of Operations (Unaudited)
Nuveen European Value Fund
Six Months Ended December 31, 1999



----------------------------------------------------------------------------------
Investment Income (note 1)                                              $  133,093
----------------------------------------------------------------------------------
Expenses
Management fees (note 4)                                                    55,469
12b-1 service fees - Class A (notes 1 and 4)                                 4,290
12b-1 distribution and service fees - Class B (notes 1 and 4)               15,848
12b-1 distribution and service fees - Class C (notes 1 and 4)                3,560
Shareholders' servicing agent fees and expenses                              6,811
Custodian's fees and expenses                                               26,066
Trustees' fees and expenses (note 4)                                           636
Professional fees                                                           15,876
Shareholders' reports - printing and mailing expenses                       11,050
Federal and state registration fees                                         15,359
Amortization of deferred organization costs (note 1)                        16,131
Other expenses                                                                 914
----------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement       172,010
  Custodian fee credit (note 1)                                             (6,836)
  Expense reimbursement (note 4)                                           (65,568)
----------------------------------------------------------------------------------
Net expenses                                                                99,606
----------------------------------------------------------------------------------
Net investment income                                                       33,487
----------------------------------------------------------------------------------
Realized and Unrealized Gain from Investments
Net realized gain from investment transactions (notes 1 and 3)           1,159,641
Net change in unrealized appreciation or depreciation of investments     1,100,854
----------------------------------------------------------------------------------
Net gain from investments                                                2,260,495
----------------------------------------------------------------------------------
Net increase in net assets from operations                              $2,293,982
==================================================================================


                                 See accompanying notes to financial statements.

                Statement of Changes in Net Assets (Unaudited)
                Nuveen European Value Fund



                                                                                   Six Months Ended    Year Ended
                                                                                           12/31/99       6/30/99
-----------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                                   $    33,487   $    82,661
Net realized gain (loss) from investment transactions (notes 1 and 3)                     1,159,641      (834,511)
Net change in unrealized appreciation or depreciation of investments                      1,100,854     1,037,490
-----------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                                2,293,982       285,640
-----------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
   Class A                                                                                  (30,095)       (1,314)
   Class B                                                                                   (5,067)           --
   Class C                                                                                   (1,111)           --
   Class R                                                                                  (49,434)       (4,385)

From accumulated net realized gains from investment transacations:
   Class A                                                                                  (17,974)           --
   Class B                                                                                  (16,300)           --
   Class C                                                                                   (3,569)           --
   Class R                                                                                  (22,473)           --
-----------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                                  (146,023)       (5,699)
-----------------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                                                            932,520     9,930,964
Net proceeds from shares issued to shareholders due to reinvestment of distributions         69,293         2,735
-----------------------------------------------------------------------------------------------------------------
                                                                                          1,001,813     9,933,699
Cost of shares redeemed                                                                    (958,943)   (2,678,059)
-----------------------------------------------------------------------------------------------------------------
Net increase in assets from Fund share transactions                                          42,870     7,255,640
-----------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                                2,190,829     7,535,581
Net assets at the beginning of period                                                    11,253,944     3,718,363
-----------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                                         $13,444,773   $11,253,944
=================================================================================================================
Balance of undistributed net investment income at the end of period                     $    24,400   $    76,620
=================================================================================================================

                                 See accompanying notes to financial statements.

Notes to Financial Statements (Unaudited)


1. General Information and Significant Accounting Policies
The Nuveen European Value Fund (the "Fund") is a series of the Nuveen Investment Trust (the "Trust") which was organized as a Massachusetts business trust in 1996. The Trust (and each series within the Trust) is an open-end, diversified management investment company registered under the Investment Company Act of 1940. Prior to commencement of operations on May 29, 1998, the Fund had no operations other than those related to organizational matters.

The Fund invests primarily in a diversified portfolio of stocks of established, well-known European companies with at least $1 billion in market capitalization and seeks to provide over time a superior total return with moderated risk. In addition to investments in equity securities, the Fund may invest in cash equivalents and short-term investments as a temporary defensive measure.

The Fund may invest in a variety of European securities, including American Depository Receipts ("ADRs") and other types of depository receipts; equity securities of European companies that may or may not be publicly traded in the U.S.; Eurodollar convertibles; fixed-income securities of European companies that may or may not be publicly traded in the U.S.; and debt obligations issued or guaranteed by European governments, their agencies, authorities or instrumentalities. All foreign investments involve certain risks in addition to those associated with U.S. investments.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

Securities Valuation
Common stocks and other equity securities are valued at the last sales price that day. Securities not listed on a national securities exchange or Nasdaq are valued at the most recent bid prices. When price quotes are not readily available, the pricing service establishes fair market value based on prices of comparable securities.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of its when-issued and delayed delivery purchase commitments. At December 31, 1999, there were no such outstanding purchase commitments in the Fund.

Investment Income
Dividend income is recorded on the ex-dividend date. Interest income is determined on the basis of interest accrued, adjusted for accretion of discounts.

Dividends and Distributions to Shareholders
Net investment income is declared and distributed to shareholders annually. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income and net realized capital gains are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income and/or distributions in excess of net realized gains from investment transactions, where applicable.

Federal Income Taxes
The Fund intends to distribute all taxable income and capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal tax provision is required.

Flexible Sales Charge Program
The Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchase under limited circumstances.

Derivative Financial Instruments
The Fund may invest in options and futures contracts, which are sometimes referred to as derivative transactions. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the six months ended December 31, 1999.

Expense Allocation
Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Deferred Organization Costs
The Fund's costs incurred in connection with its organization and initial registration of shares was deferred and is being amortized over a 60-month period beginning May 29, 1998 (commencement of operations). If any of the initial shares of the Fund are redeemed during this period, the proceeds of the redemption will be reduced by the pro-rata share of the unamortized organization costs as of the date of redemption.

Foreign Currency Translations
To the extent that the Fund invests in securities that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund's investment in securities denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if U.S. dollars fall in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and dividend income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions. The gains or losses on investments resulting from changes in foreign exchange rates are included with net realized and unrealized gain (loss) on investments.

Foreign Currency Transactions
The Fund may engage in foreign currency exchange transactions in connection with its portfolio investments and assets and liabilities denominated in foreign currencies. The Fund may engage in foreign currency forward contracts, options and futures transactions. The Fund will enter into foreign currency transactions for hedging and other permissible risk management purposes only. If the Fund invests in a currency futures or options contract, it must make a margin deposit to secure performance of such contract. With respect to investments in currency futures contracts, the Fund may also be required to make a variation margin deposit because the value of futures contracts fluctuates daily. In addition, the Fund may segregate assets to cover its futures contracts obligations.

The objective of the Fund's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund's foreign currency denominated securities and other assets and liabilities will decline in value due to changes in foreign currency exchange rates. All foreign currency forward contracts, options and futures transactions are "marked-to-market" daily at the applicable market rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time the forward contract is offset by entering into a closing transaction or extinguished by delivery of the currency. The contractual amounts of forward foreign currency exchange contracts does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. As of December 31, 1999, there were no open foreign currency forward contracts, options or futures transactions.

Custodian Fee Credit
The Fund has an arrangement with the custodian bank whereby the custodian fees and expenses are reduced by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares
Transactions in Fund shares were as follows:                             Six Months Ended           Year Ended
                                                                             12/31/99                 6/30/99
                                                                        -------------------     --------------------
                                                                        Shares       Amount     Shares        Amount
--------------------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                                               23,165   $  485,272    194,861   $ 3,715,826
  Class B                                                               10,361      220,896    186,211     3,593,989
  Class C                                                                1,922       40,935     47,596       931,339
  Class R                                                                8,902      185,417     86,684     1,689,810
Shares issued to shareholders due to reinvestment of distributions:
  Class A                                                                1,478       34,370         69         1,043
  Class B                                                                  562       12,755          5           104
  Class C                                                                   77        1,748         --            --
  Class R                                                                  875       20,420         98         1,588
--------------------------------------------------------------------------------------------------------------------
                                                                        47,342    1,001,813    515,524     9,933,699
--------------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                                              (24,966)    (533,797)   (37,589)     (672,167)
  Class B                                                              (12,545)    (256,202)   (46,856)     (907,051)
  Class C                                                               (3,902)     (79,710)   (14,227)     (253,272)
  Class R                                                               (4,295)     (89,234)   (45,249)     (845,569)
--------------------------------------------------------------------------------------------------------------------
                                                                       (45,708)    (958,943)  (143,921)   (2,678,059)
--------------------------------------------------------------------------------------------------------------------
Net increase                                                             1,634   $   42,870    371,603   $ 7,255,640
====================================================================================================================

3. Securities Transactions

Purchases and sales (including maturities) of investment securities and short-term investments for the six months ended December 31, 1999, were as follows:


---------------------------------------------------
Purchases:
  Investment securities                $ 11,241,634
  Short-term investments                         --
Sales and maturities:
  Investment securities                  11,346,390
  Short-term investments                         --
===================================================

At December 31, 1999, the identified cost of investments owned for federal income tax purposes was $11,531,588. Net unrealized appreciation for federal income tax purposes aggregated $1,707,484 of which $2,393,554 related to appreciated securities and $686,070 related to depreciated securities.

At June 30, 1999, the Fund's last fiscal year end, the Fund had unused capital loss carryforwards of $421,268 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, $1,619 of the carryforward will expire in the year 2006 and $419,649 will expire in the year 2007.

4. Management Fee and Other Transactions with Affiliates
Under the Fund's investment management agreement with Nuveen Institutional Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, the Fund pays an annual management fee, payable monthly, which is based upon the average daily net assets of the Fund as follows:

Average Daily Net Assets           Management Fee
-------------------------------------------------
For the first $125 million            .9500 of 1%
For the next $125 million             .9375 of 1
For the next $250 million             .9250 of 1
For the next $500 million             .9125 of 1
For the next $1 billion               .9000 of 1
For net assets over $2 billion        .8750 of 1
=================================================

The Adviser has agreed to waive fees and reimburse expenses through July 31, 2000, in order to prevent total operating expenses (excluding any 12b-1 distribution or service fees and extraordinary expenses) from exceeding 1.30% of the average daily net asset value of any class of Fund shares.

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Institutional Capital Corporation ("ICAP"), of which The John Nuveen Company holds a minority interest, under which ICAP manages the Fund's investment portfolio. ICAP is compensated for its services from the management fee paid to the Adviser. The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser.

During the six months ended December 31, 1999, John Nuveen & Co. Incorporated (the "Distributor"), a wholly owned subsidiary of The John Nuveen Company, collected sales charges on purchases of Class A Shares of approximately $6,100, of which approximately $5,400 were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the six months ended December 31, 1999, the Distributor compensated authorized dealers directly with approximately $5,300 in commission advances at the time of purchase. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended December 31, 1999, the Distributor retained approximately $14,600 of such 12b-1 fees. The remaining12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor also collected and retained approximately $8,000 of CDSC on share redemptions during the six months ended December 31, 1999.

5. Composition of Net Assets
At December 31, 1999, the Fund had an unlimited number of $.01 par value per share common stock authorized. Net assets consisted of:


--------------------------------------------------------------------------
Capital paid-in                                                $11,029,176
Balance of undistributed net investment income                      24,400
Accumulated net realized gain from investment transactions         263,195
Net unrealized appreciation of investments                       2,128,002
--------------------------------------------------------------------------
Net assets                                                     $13,444,773
==========================================================================

              Financial Highlights (Unaudited)


              Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                             Investment Operations                Less Distributions
                                       --------------------------------     -----------------------------





                                                        Net
                                                  Realized/
                                                 Unrealized
                           Beginning       Net      Invest-                     Net                            Ending
                                 Net   Invest-         ment                 Invest-                               Net
Year Ended                     Asset      ment         Gain                    ment     Capital                 Asset         Total
June 30,                       Value    Income       (Loss)       Total      Income       Gains     Total       Value    Return (a)
------------------------------------------------------------------------------------------------------------------------------------
Class A (5/98)
  2000 (e)                    $20.17      $.08        $4.05       $4.13       $(.18)      $(.11)    $(.29)     $24.01         20.54%
  1999                         19.86       .22          .10         .32        (.01)         --      (.01)      20.17          1.63
  1998 (d)                     20.00       .02         (.14)       (.12)       (.02)         --      (.02)      19.86          (.59)
Class B (5/98)
  2000 (e)                     20.04        --         4.02        4.02        (.03)       (.11)     (.14)      23.92         20.10
  1999                         19.87       .04          .13         .17          --          --        --       20.04           .86
  1998 (d)                     20.00       .03         (.15)       (.12)       (.01)         --      (.01)      19.87          (.60)
Class C (5/98)
  2000 (e)                     20.04        --         4.02        4.02        (.03)       (.11)     (.14)      23.92         20.10
  1999                         19.87       .07          .10         .17          --          --        --       20.04           .86
  1998 (d)                     20.00       .01         (.13)       (.12)       (.01)         --      (.01)      19.87          (.60)
Class R (5/98)
  2000 (e)                     20.21       .10         4.08        4.18        (.24)       (.11)     (.35)      24.04         20.70
  1999                         19.87       .23          .13         .36        (.02)         --      (.02)      20.21          1.86
  1998 (d)                     20.00       .03         (.13)       (.10)       (.03)         --      (.03)      19.87          (.52)
====================================================================================================================================

                                             Ratios/Supplemental Data
                 ----------------------------------------------------------------------------
                              Before Credit/             After               After Credit/
                              Reimbursement         Reimbursement (b)      Reimbursement (c)
                          --------------------    -------------------    --------------------
                                         Ratio                  Ratio                   Ratio
                                        of Net                 of Net                  of Net
                                       Invest-                Invest-                 Invest-
                          Ratio of        ment    Ratio of       ment    Ratio of        ment
                          Expenses      Income    Expenses     Income    Expenses      Income
                 Ending         to          to          to         to          to          to
                    Net    Average     Average     Average    Average     Average     Average   Portfolio
Year Ended       Assets        Net         Net         Net        Net         Net         Net    Turnover
June 30,          (000)     Assets      Assets      Assets     Assets      Assets      Assets        Rate
---------------------------------------------------------------------------------------------------------
Class A (5/98)
  2000 (e)       $3,894       2.78%*      (.51)%*     1.66%*      .61%*      1.55%*       .72%*        99%
  1999            3,277       2.56         .14        1.55       1.15        1.55        1.15         230
  1998 (d)          102      14.82*     (11.94)*      1.55*      1.33*       1.55*       1.33*          5
Class B (5/98)
  2000 (e)        3,698       3.53*      (1.26)*      2.41*      (.13)*      2.30*       (.02)*        99
  1999            3,130       3.33        (.84)       2.30        .19        2.30         .19         230
  1998 (d)          335      14.56*     (10.67)*      2.30*      1.59*       2.30*       1.59*          5
Class C (5/98)
  2000 (e)          803       3.53*      (1.27)*      2.41*      (.15)*      2.30*       (.03)*        99
  1999              711       3.36        (.71)       2.30        .35        2.30         .35         230
  1998 (d)           42      15.88*     (12.98)*      2.30*       .60*       2.30*        .60*          5
Class R (5/98)
  2000 (e)        5,050       2.53*       (.26)*      1.41*       .86*       1.30*        .98*         99
  1999            4,135       2.31         .19        1.30       1.20        1.30        1.20         230
  1998 (d)        3,240      15.04*     (11.99)*      1.30*      1.75*       1.30*       1.75*          5
=========================================================================================================


*   Annualized.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the investment adviser, where applicable (note 4).
(c) After custodian fee credit and expense reimbursement, where applicable (notes 1 and 4).
(d) From commencement of class operations as noted.
(e) For the six months ended December 31, 1999.

Building a Better Portfolio
Can Make You a Successful Investor


Nuveen Family of Mutual Funds
Nuveen offers a variety of funds designed to help you reach your financial goals.

Growth

International Growth Fund

Innovation Fund

Nuveen Rittenhouse Growth Fund

Growth and Income

European Value Fund

Growth and Income Stock Fund

Balanced Stock and Bond Fund

Balanced Municipal and Stock Fund

Dividend and Growth Fund

Income

Income Fund

Floating Rate Fund(1)

Tax-Free Income

National Funds
High Yield
Long-Term
Insured Long Term
Intermediate-Term
Limited-Term

State Funds
Arizona
California(2)
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky
Louisiana
Maryland
Massachusetts(2)
Michigan
Missouri
New Jersey
New Mexico
New York(2)
North Carolina
Ohio
Pennsylvania
Tennessee
Virginia
Wisconsin

Successful investors know that a well-diversified portfolio - one that balances different types of investments, levels of risk and tax management - can be the foundation for building and sustaining wealth. That's why Nuveen offers you and your financial adviser a wide range of quality investments that can help you build a better portfolio in the pursuit of your financial goals.

Mutual Funds
Nuveen offers a family of equity, balanced and municipal bond funds featuring Premier Advisers(SM) including Institutional Capital Corporation, Rittenhouse Financial Services, and Nuveen Advisory Corp. Each brings a specialized expertise in a particular investment style or asset class, time-tested investment strategies and a focus on consistent, long-term performance. With Nuveen's Premier Adviser funds, you have all the advantages of a family of funds plus the benefits of specialized investment expertise.

Private Asset Management
Rittenhouse Financial Services and Nuveen Asset Management offer comprehensive, customized investment management solutions to investors with assets of $250,000 or more to invest. A range of actively managed growth, balanced and municipal income-oriented portfolios are available, all based upon a disciplined investment philosophy.

Defined Portfolios
Nuveen Defined Portfolios are fixed portfolios of quality securities that are a convenient, attractive alternative to purchasing individual securities. They provide low-cost diversification to reduce risk, while also offering experienced, professional security selection and surveillance. In addition, Nuveen Defined Portfolios provide daily liquidity at that day's net asset value for quick access to your assets.

Exchange-Traded Funds
Nuveen Exchange-Traded Funds offer investors actively managed portfolios of quality municipal bonds. The fund shares are listed and traded on the New York and American stock exchanges. Exchange-traded funds provide the investment convenience, price visibility and liquidity of common stocks.

MuniPreferred(R)
Nuveen MuniPreferred offers investors a AAA rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.


1. This is a continuously-offered closed-end interval fund. As such, redemptions are only available during quarterly repurchase periods. See fund prospectus for additional information.

2. Long-term and insured long-term portfolios.

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Fund Information



Board of Trustees
James E. Bacon
Jack B. Evans
William T. Kissick
Thomas E. Leafstrand
Timothy R. Schwertfeger
Sheila W. Wellington

Fund Manager
Nuveen Institutional Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

Transfer Agent and Shareholder Services
Chase Global Funds Services Co.
P.O. Box 5186
New York, NY 10274

(800) 257-8787

Legal Counsel
Chapman & Cutler
Chicago, IL.

Independent Public Accountants
Arthur Andersen LLP
Chicago, IL


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SERVING

Investors for Generations

[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]

John Nuveen, Sr.

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

     The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies whose aim is to provide consistent, competitive performance over time -- with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

     Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our growth, growth and income, income, and tax-free funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

     Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.

NUVEEN
John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

www.nuveen.com